UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Information required in proxy statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant: ☒

Filed by a party other than the Registrant:☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LANDMARK BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LANDMARK BANCORP, INC.

701 Poyntz Avenue

Manhattan, Kansas 66502

(785) 565-2000

April 18, 2024

Dear Stockholder:

On behalf of the board of directors and management of Landmark Bancorp, Inc., we cordially invite you to attend our annual meeting of stockholders, to be held at 2:00 p.m. on Wednesday, May 22, 2024. Similar to last year, this year’s annual meeting will be a completely virtual meeting, which will be conducted solely online via live webcast. You will be able to attend and participate in the annual meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting https://meetnow.global/MNHJYVJ on the meeting date at the time described in the proxy statement. To participate in the meeting, you will need the control number included on your proxy card. If you do not have a control number, you may view the annual meeting as a “Guest” but will not have the option to vote your shares or ask questions at the annual meeting, and you will not be deemed to be “present” at the annual meeting for purposes of determining a quorum. There is no physical location for the annual meeting. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. At the meeting, we will also report on our operations and the outlook for the year ahead.

We have nominated three persons to serve as Class II directors, each of whom is an incumbent director. We are also asking stockholders to approve the Landmark Bancorp, Inc. 2024 Stock Incentive Plan. Additionally, our Audit Committee has appointed, and we recommend that you ratify, Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2024.

We encourage you to attend the meeting virtually. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope, or vote by telephone or internet as described on the proxy card, as promptly as possible. This will ensure that your shares are represented at the meeting.

Very truly yours,

LANDMARK BANCORP, INC.

/s/ Patrick L. Alexander

Patrick L. Alexander
Chairman of the Board of Directors

LANDMARK BANCORP, INC.

701 Poyntz Avenue

Manhattan, Kansas 66502

(785) 565-2000

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2024

To the stockholders of

LANDMARK BANCORP, INC.

The annual meeting of the stockholders of Landmark Bancorp, Inc., a Delaware corporation, will be held on Wednesday, May 22, 2024, at 2:00 p.m., local time, by virtual meeting by visiting https://meetnow.global/MNHJYVJ, for the following purposes:

1.	to elect three Class II directors for a three-year term ending at the 2027 annual meeting of stockholders or until their successors are elected and qualified;

2.	to approve the Landmark Bancorp, Inc. 2024 Stock Incentive Plan;

3.	to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

4.	to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

We are not aware of any other business to come before the annual meeting. Any action may be taken on any one of the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned or postponed. The board of directors has fixed the close of business on April 3, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned or postponed to permit our further solicitation of proxies.

By order of the Board of Directors

/s/ Patrick L. Alexander
Patrick L. Alexander
Chairman of the Board of Directors

Manhattan, Kansas

April 18, 2024

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE TAKE THE TIME TO VOTE BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, or votING by telephone or internet as described on the proxy card. WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING, AND, IF YOU DO, YOU MAY VOTE YOUR STOCK AT THE MEETING IF YOU WISH. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

LANDMARK BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 22, 2024

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation by the board of directors of Landmark Bancorp, Inc. (all references to “Landmark Bancorp,” the “Company,” “we” or “our” refer to Landmark Bancorp, Inc., unless the context requires otherwise) of proxies to be voted at the annual meeting of stockholders to be held on Wednesday, May 22, 2024, at 2:00 p.m., local time, by virtual meeting by visiting https://meetnow.global/MNHJYVJ, and at any adjournments or postponements of the meeting. Our 2023 annual report, which includes consolidated financial statements of Landmark Bancorp and Landmark National Bank, is also enclosed. This proxy statement is first being mailed to Landmark Bancorp’s stockholders on or about April 18, 2024.

The following is information regarding the meeting and the voting process, presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because on April 3, 2024, the record date for the annual meeting, you owned shares of Landmark Bancorp’s common stock. This proxy statement lists the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning the matters to be voted on at the meeting to assist you in making an informed decision.

When you sign the enclosed proxy card or vote by telephone or internet as described on the proxy card, you appoint the proxy holders as your representatives at the meeting. The proxy holders will vote your shares as you have instructed, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should instruct the proxy holders how to vote your shares in advance of the meeting in case your plans change.

If you have instructed the proxy holders how to vote your shares and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holders will vote your shares, pursuant to your proxy, in accordance with their judgment.

Why are you holding a virtual meeting instead of a physical meeting?

Our board of directors determined that it would be in the best interests of our stockholders for the Company to continue to hold the annual meeting virtually rather than in person. In our experience, we believe that hosting a virtual meeting enables more of our stockholders to attend and participate in the meeting, since our stockholders can participate from any location around the world with internet access.

How can I attend the Annual Meeting?

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a stockholder of the Company as of the close of business on April 3, 2024, or if you hold a valid proxy for the annual meeting. There is no physical location for the annual meeting. You will be able to attend the annual meeting online, submit your questions prior to and during the meeting, and vote your shares online during the meeting by visiting https://meetnow.global/MNHJYVJ. You will need to review the information included on your proxy card or any instructions that accompanied your proxy materials, including the control number included on your proxy card.

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If you do not have a control number, you may view the annual meeting as a “Guest” but will not have the option to vote your shares or ask questions at the annual meeting, and you will not be deemed to be “present” at the annual meeting for purposes of determining a quorum.

If you hold your shares through an intermediary, such as a bank or broker, and would like to vote your shares or ask questions at the annual meeting, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., central time, on Wednesday, May 22, 2024. We encourage you to access the meeting prior to the start time, leaving ample time to check in and to test the computer software. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. A technical support number will be made available on the webpage during check-in for stockholders who experience technical difficulties accessing the virtual annual meeting. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the annual meeting virtually on the internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the annual meeting virtually on the internet. Please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the annual meeting virtually on the internet. To register to attend the annual meeting online by webcast you must submit proof of your proxy power (i.e. a “legal proxy”) reflecting your holdings of Company stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., eastern time, on Friday, May 17, 2024.

You will receive a confirmation of your registration by email after Computershare receives your registration materials.

Requests for registration should be sent as follows:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

- OR -

By mail:

Computershare

Landmark Bancorp, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

How do I ask questions at the annual meeting?

To ask a question through the virtual annual meeting at https://meetnow.global/MNHJYVJ, you will need to have the control number included on your proxy card. After accessing the meeting, if you would like to submit a question, click on the “messages” icon at the top of the screen prior to or during the meeting. We encourage stockholders to submit any questions prior to the annual meeting to ensure your question is received.

What matters will be voted on at the meeting?

You are being asked to vote on: (i) the election of three Class II directors of Landmark Bancorp for a three-year term expiring at the 2027 annual meeting of stockholders or until their successors are elected and qualified; (ii) the approval of the Landmark Bancorp, Inc. 2024 Stock Incentive Plan; and (iii) the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the 2024 fiscal year. These matters are more fully described in this proxy statement.

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If I am the record holder of my shares, how do I vote?

You may vote either by mail, by telephone, by internet or online at the meeting. To vote by mail, complete, sign and date the enclosed proxy card and mail it in the enclosed postage-paid, pre-addressed envelope to our transfer agent, Computershare. To vote by telephone or by internet, please follow the instructions on the proxy card.

If you sign, date and return your proxy card or vote by telephone or internet but do not provide voting instructions, the shares represented by your proxy card will be voted “FOR” all nominees named in this proxy statement to be elected as directors, “FOR” the approval of the Landmark Bancorp, Inc. 2024 Stock Incentive Plan and “FOR” the ratification of Crowe LLP as our independent registered public accounting firm.

If you want to vote online at the meeting, please attend the virtual meeting at https://meetnow.global/MNHJYVJ. You will need to have the control number included on your proxy card. After accessing the meeting, if you would like to vote, click on the “Cast your Vote” to submit your vote prior to or during the meeting before the polls close at the meeting. Even if you plan to attend the meeting, you should complete, sign, date and return your proxy card, or vote by telephone or internet, in advance of the meeting in case your plans change. Please note, if your shares are held in the name of your broker (or in what is usually referred to as “street name”), you will need to arrange to obtain a “legal proxy” from your broker in order to vote online at the meeting as discussed above.

If I hold shares in the name of a broker or fiduciary, who votes my shares?

If you received this proxy statement from your broker, trustee or other fiduciary who may hold your shares, your broker, trustee or fiduciary should have given you instructions for directing how they should vote your shares. It will then be their responsibility to vote your shares for you in the manner you direct. As discussed above, if you want to vote online at the meeting, you will need to arrange to obtain a “legal proxy” from your broker, trustee or fiduciary in order to vote online at the meeting.

Brokers may generally vote on routine matters, such as the ratification of our independent registered public accounting firm, but cannot vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on a matter on which your broker does not have discretionary authority to vote, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote” and will affect the outcome of the voting as described under “How many votes are needed for approval of each proposal?”

The election of directors is considered a non-routine matter. We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker, trustee or fiduciary gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What does it mean if I receive more than one proxy card?

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign, date and return, or vote by telephone or internet with respect to, ALL proxy cards to ensure that all your shares are voted.

What options do I have in voting on each of the proposals?

You may vote “FOR,” “AGAINST” or “ABSTAIN” on any proposal that may properly be brought before the meeting.

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How many votes may I cast?

Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for approval of each proposal?

Except with respect to the approval of directors, all matters properly brought before the meeting must receive the affirmative vote of a majority of the shares represented and voting at the meeting.

Please also note that the election of directors is considered to be a non-routine matter. As a result, if your shares are held by a broker or other fiduciary, it cannot vote your shares on this matter unless it has received voting instructions from you.

Broker non-votes will not be counted as represented and voting at the meeting and therefore will not have an effect on any matter presented at the annual meeting, but will count for purposes of determining whether or not a quorum is present since a routine matter (the ratification of the appointment of our independent registered public accounting firm) is on the proxy ballot. Similarly, abstentions will be considered in determining the presence of a quorum, but will not affect the outcome of any of the proposals considered at the meeting.

What if I change my mind after I return my proxy?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

●	signing another proxy with a later date and returning that proxy to our transfer agent at:

Computershare

P. O. Box 43006

Providence, RI 02940-3006;

●	sending notice to our transfer agent, at the address above, that you are revoking your proxy;

●	timely submitting another proxy via telephone or the internet; or

●	voting online at the meeting.

If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many shares do we need to have represented at the meeting to hold the annual meeting?

A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. Virtual attendance at the annual meeting using the control number included on the proxy card constitutes “in person” for purposes of determining a quorum at the annual meeting.

Shares are counted as present at the meeting if the stockholder either:

●	is present virtually (by logging into the meeting and using the control number included on the proxy card) at the virtual meeting; or

●	has properly submitted a signed proxy card or other proxy.

On April 3, 2024, the record date, there were 5,473,867 shares of common stock outstanding. Therefore, at least 2,736,934 shares need to be present at the annual meeting to hold the meeting and conduct business.

What happens if a nominee is unable to stand for election?

The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than four nominees. The board has no reason to believe any nominee will be unable to stand for election.

Where do I find the voting results of the meeting?

If available, we will announce voting results at the meeting. The voting results will also be disclosed in a Current Report on Form 8-K that we will file with the Securities and Exchange Commission within four business days after the annual meeting.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of Landmark Bancorp or its subsidiaries may solicit proxies in person, by telephone or by e-mail. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

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PROPOSAL 1 – ELECTION OF DIRECTORS

At the annual meeting of the stockholders to be held on May 22, 2024, our stockholders will be entitled to elect three Class II directors for a term expiring at the 2027 annual meeting of stockholders or until their successors are elected and qualified. Landmark Bancorp’s directors are divided into three classes having staggered terms of three years. Rick Ball, a current Class II director, is retiring from the board after 29 years of service, effective at the stockholder meeting. We thank Mr. Ball for his dedication and service over the years.

We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

Set forth below is information concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including their age, the year first elected as director and their business experience during the previous five years. Unless otherwise noted, the directors have been employed in their principal occupation with the same organization for at least the last five years. The nominees, if elected at the annual meeting of stockholders, will serve as Class II directors for three-year terms expiring at the 2027 annual meeting of stockholders or until their successors are elected and qualified.

We unanimously recommend that you vote “FOR” each of the nominees for director. Unless you vote “AGAINST” the nominees or “ABSTAIN”, the shares represented by the enclosed proxy card, if executed and returned, will be voted “FOR” the election of the nominees proposed by the board of directors.

NOMINEES

Name	Age	Position with Landmark Bancorp and Landmark National Bank	Director Since(1)
CLASS II (Term Expiring 2027)

Mark J. Kohlrus	64	Director of Landmark Bancorp and Landmark National Bank	2023

Sandra J. Moll	60	Director of Landmark Bancorp and Landmark National Bank	2018

Wayne R. Sloan	70	Director of Landmark Bancorp and Landmark National Bank	2013

(1)	Indicates the year first elected or appointed to the board of directors of Landmark Bancorp, Landmark National Bank, or one of their predecessor entities.

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CONTINUING DIRECTORS

Name	Age	Position with Landmark Bancorp and Landmark National Bank	Director Since(1)
CLASS III (Term Expires 2025)

Patrick L. Alexander	71	Chairman and Director of Landmark Bancorp and Landmark National Bank	1990

Jim W. Lewis	68	Director of Landmark Bancorp and Landmark National Bank	1991

Michael E. Scheopner	62	Director of Landmark Bancorp and Landmark National Bank and former President and Chief Executive Officer of Landmark Bancorp and Landmark National Bank	2013

Abigail M. Wendel	50	President, Chief Executive Officer and Director of Landmark Bancorp and Landmark National Bank	2024

CLASS I (Term Expires 2026)

Sarah Hill-Nelson	54	Director of Landmark Bancorp and Landmark National Bank	2011

Angela S. Hurt	48	Director of Landmark Bancorp and Landmark National Bank	2023

David H. Snapp	68	Director of Landmark Bancorp and Landmark National Bank	1986

Angelia K. Stanland	60	Director of Landmark Bancorp and Landmark National Bank	2023

(1)	Indicates the year first elected or appointed to the board of directors of Landmark Bancorp, Landmark National Bank, or one of their predecessor entities.

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Board of Directors Statistics

In accordance with the Nasdaq Listing Rule 5606, each Nasdaq-listed company must disclose annually information on each director’s voluntary self-identified characteristics. The table below includes information on the diversity of Landmark’s current board of directors based upon such information voluntarily provided by each director. Two of our directors chose not to provide their self-identified characteristics.

Board Diversity Matrix (As of April 18, 2024)

	Female	Male
Total Number of Directors	12
Part I: Gender Identity
Directors	4	6
Did Not Disclose Gender Identity	2
Part II: Demographic Background
White	3	6
Native American	1	0
Did Not Disclose Demographic Background	2

Board Diversity Matrix (As of April 14, 2023)

	Female	Male
Total Number of Directors	9
Part I: Gender Identity
Directors	1	6
Did Not Disclose Gender Identity	2
Part II: Demographic Background
White	1	6
Did Not Disclose Demographic Background	2

All of our directors will hold office until the annual meeting of stockholders held in the year indicated or until their respective successors are duly elected and qualified, or until their earlier death, resignation, removal or disqualification. Ms. Wendel was recently hired to serve as our President and Chief Executive Officer and, as part of the hiring process, it was agreed that she would serve on the boards of directors of each entity. There are no other arrangements or understandings with any of the directors or nominees pursuant to which they have been selected as nominees or directors. No director or executive officer is related to any other director or executive officer of Landmark Bancorp or Landmark National Bank by blood, marriage, or adoption. No nominee or director has been a director of another “public corporation” (i.e., subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”) or of any investment company within the past five years.

The business experience of each nominee and continuing director, as well as their qualifications to serve on the board, are as follows:

Patrick L. Alexander has served as Chairman of Landmark Bancorp and Landmark National Bank since January 2019, previously serving as Executive Chairman from January 2014 to December 2018. Mr. Alexander previously served as President and Chief Executive Officer of Landmark Bancorp and Landmark National Bank from October 2001 until stepping down as President in May 2013 and until stepping down as Chief Executive Officer effective January 2014. Mr. Alexander has also served on the boards of directors of Landmark Bancorp and Landmark National Bank since October 2001, becoming Chairman in May 2013. Mr. Alexander became President and Chief Executive Officer of the Manhattan Federal Savings and Loan Association (the predecessor to Security National Bank) in 1990 and became the President and Chief Executive Officer of MNB Bancshares and Security National Bank in 1992 and 1993, respectively. From 1986 to 1990, Mr. Alexander served as President of the Kansas State Bank of Manhattan. We consider Mr. Alexander to be a qualified candidate for service on the board, the Audit Committee and the Compensation Committee due to his experience in the financial services industry and the intimate familiarity with Landmark Bancorp’s operations that he has acquired in senior leadership positions with Landmark Bancorp.

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Sarah Hill-Nelson is the President and Chief Executive Officer of The Bowersock Mills & Power Company, which operates a hydroelectric power plant in Lawrence, Kansas. Ms. Hill-Nelson is a member of the Lawrence Chamber of Commerce and has served in leadership positions on several boards, including President of the Douglas County CASA Board and Vice President of the City of Lawrence Sustainability Advisory Board and Treasurer of Friends of Lawrence Area Trails. We consider Ms. Hill-Nelson to be a qualified candidate for service on the board due to the skills and expertise she has acquired in running a local business, as well as her involvement in the Lawrence market.

Angela S. Hurt is the President and Chief Executive Officer of Veracity Consulting, Inc., a business and technology consulting firm that helps organizations execute on their strategic initiatives and business goals, which she founded in 2006. Ms. Hurt currently serves on the board of the Kansas City Tech Council and is the incoming President for the Kansas City Chapter of the Young Presidents’ Organization. She has also served on the board for the Kansas City Sports Commission, Women’s Employment Network, Enterprise Center in Johnson County, American Indian Enterprise and Business Council, KU Endowment Association and UMKC Women’s Center. We consider Ms. Hurt to be a qualified candidate for service on the board due to the skills and expertise she has demonstrated in running a local business, as well as her involvement in the Kansas City market.

Mark J. Kohlrus is currently a self-employed financial consultant and has served as a director of the Landmark National Bank since 2023. Mr. Kohlrus served as Senior Vice-President of The Brink’s Company, a publicly traded corporation, and the Chief Operating Officer of Balance Innovations, a Brink’s division, from June 2019 through his retirement in March 2023. Prior to its acquisition by Brink’s, Mr. Kohlrus was the Chief Financial Officer of Balance Innovations, LLC from 2006 to 2019. Mr. Kohlrus also served as Chief Operating Officer of BV Solutions Group, Inc. from 2000 to 2005, and Chief Financial Officer of NovaStar Financial, Inc. from 1996 to 2000. Mr. Kohlrus was a certified public accountant with KPMG from 1982 to 1996, where he had extensive experience in the banking industry and with public companies. Mr. Kohlrus has a Bachelor of Science degree in accounting from Kansas State University. He served on the Kansas State Accounting Advisory Council for over 20 years and as a College of Business Executive Mentor for 10 years. We believe that Mr. Kohlrus is qualified to serve on our board and the Audit Committee based on his extensive experience in leadership positions at publicly traded companies, his experience with banking organizations and his training and background as an accountant.

Jim W. Lewis is the past owner of Lewis Automotive Group, which includes several dealerships in Kansas. Mr. Lewis is a member of the Dodge City Area Chamber of Commerce and previously served as a member of the Governor’s Council of Economic Advisors for the State of Kansas. He also serves on the board of directors of the Higher Education Council for Kansas and the Dodge City Community College. He was a founding member of The Alley, a community teen center in Dodge City. We consider Mr. Lewis to be a qualified candidate for service on the board and the Audit Committee due to the skills and expertise he has demonstrated in running a local business, as well as his prominence in several of our market areas.

Sandra J. Moll is the owner of Advanced Business Solutions, LLC, a service organization based in Paola, Kansas, focused on assisting and providing solutions for financial institutions and small and medium businesses. In addition, Ms. Moll works with executives in an advisory capacity across the nation in strategic planning initiatives and executive management. Ms. Moll currently serves on the board of UX Unlimited, a technology company serving the financial services industry and she previously served on the board of KC One Heart. She is a co-founder of the nonprofit PATH that serves the Miami County, Kansas communities as well as veterans across the United States. We consider Ms. Moll to be a qualified candidate for service on the board and the Audit Committee due to the financial skills and extensive expertise she has acquired in her leadership roles in the financial services industry and the expertise she has acquired in running a local business, as well as her involvement in several of our market areas.

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Michael E. Scheopner recently retired as the President and Chief Executive Officer of Landmark Bancorp and Landmark National Bank, positions he has held for over a decade. Mr. Scheopner is currently a non-executive employee until his full retirement from employment at the end of 2024. He has been with us since 1996, previously serving as an Executive Vice President and Credit Risk Manager of Landmark National Bank from October 2001 to May 2013. He also served as an Executive Vice President of Security National Bank from March 1998 to October 2001 and as a Senior Vice President of Security National Bank from May 1996 to March 1998. We consider Mr. Scheopner to be a qualified candidate for service on the board due to his experience in the financial services industry and the intimate familiarity with our organization’s operations that he has acquired in senior leadership positions within our organization.

Wayne R. Sloan is the Chairman of the Board of BHS Construction, Inc., a general construction firm in Manhattan, Kansas, a position he has held since January 2021. Previously, he was the President of BHS Construction, Inc. since 1982. He currently serves on the board and is a past President of the Pawnee Mental Health Foundation Board. He also currently serves on the Business Advocacy Committee of the Manhattan Area Chamber of Commerce. He has previously served as the President of the State Alliance of Boys and Girls Clubs. He also served as President of the Associated General Contractors of Kansas and the President of the Boys and Girls Club of Manhattan. He also served as the Chairman of the Board of the Manhattan Area Chamber of Commerce. We consider Mr. Sloan to be a qualified candidate for service on the board due to the skills and expertise he has acquired in running a local business, as well as his involvement in the Manhattan market.

David H. Snapp is the owner of the David H. Snapp, LC law firm in Dodge City, Kansas. Mr. Snapp serves as a board member of Arrowhead West, Inc., a mental and physical rehabilitation center, and the Catholic Charities of Southwest Kansas, Inc. and has previously served as the past President of the Community Foundation of Southwest Kansas. Mr. Snapp is the past President of the Santa Fe Trail Council of the Boy Scouts of America. Mr. Snapp is also a member of the Kansas Title Standards Committee for real estate transactions and is a member of the Kansas Judicial Council Probate Advisory Committee. We consider Mr. Snapp to be a qualified candidate for service on the board and the Compensation Committee due to his legal skills and expertise, along with the expertise that he has acquired in running a local business and his prominence in the Dodge City market.

Angelia K. Stanland is the Chief of Staff for The Illig Family Enterprise Company. She has previously served as the Vice-President of Recruiting and Associate Service for Cerner Corporation from August 2004 until January 2019. Ms. Stanland has served on the Board of Trustees for Coker University, including a term as the Chairman of the Board and is currently on the Board’s Executive Committee. She also serves on the American Royal Board, including a term as the Chairman of the Board and is currently on the Board’s Executive Committee. She has previously served on the board of the Kansas City Convention and Visitor’s Association as well as numerous other nonprofit boards. We consider Ms. Stanland to be a qualified candidate for service on the board due to the skills and expertise she has demonstrated in the human resources field, as well as her involvement in the Kansas City market.

Abigail M. Wendel became, effective March 29, 2024, the President and Chief Executive Officer of Landmark Bancorp and Landmark National Bank. Previously, she served as President of Consumer Banking for UMB Bank, N.A. since 2018. Prior to that role at UMB, Ms. Wendel served as Senior Vice President and Director of Corporate Strategy, Government & Investor Relations from 2008 to 2015 and as Executive Vice President, Chief Strategy Officer from 2015 to 2018. Prior to joining UMB, Ms. Wendel held a variety of operational, administrative and leadership roles with the Federal Reserve Bank of Kansas City for twelve years. Ms. Wendel is also involved in a number of community organizations in and around Kansas City. We consider Ms. Wendel to be qualified as a director due to her extensive experience working at key positions of a larger, regional bank, as well as her experience as a bank regulator with the Federal Reserve Bank of Kansas City.

In addition, Landmark has one executive officer not otherwise discussed above, whose business experience is as follows:

Mark A. Herpich, age 56, has served as Vice President, Secretary, Treasurer and Chief Financial Officer of Landmark Bancorp and as Executive Vice President, Secretary and Chief Financial Officer of Landmark National Bank since October 2001. Previously, he held these same positions at MNB Bancshares and Security National Bank from September 1998 to October 2001. Mr. Herpich served as a Senior Manager and certified public accountant at KPMG LLP from August 1989 to September 1998. Mr. Herpich was not selected as an officer pursuant to any arrangement or understanding with any other person.

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CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

We currently have twelve directors serving on our board, a majority of whom are “independent,” as that term is defined by The Nasdaq Stock Market LLC (“Nasdaq”). Following the annual meeting we will have eleven directors, with Mr. Ball’s retirement. Our board of directors has evaluated the independence of its members based upon the rules of Nasdaq and the Securities and Exchange Commission. Applying these standards, our board of directors has affirmatively determined that, with the exception of Mr. Scheopner, who recently retired as our President and Chief Executive Officer, and Ms. Wendel, who is our new President and Chief Executive Officer, each of our current directors is an independent director, as defined under the applicable rules.

Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of Landmark Bancorp, which are monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, with additional special meetings held from time to time. Our directors also discuss business and other matters with our key executives and our principal external advisers (legal counsel, auditors and other consultants) at times other than regularly scheduled meetings when appropriate.

The board of directors has, in addition to other committees, an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The current charters of each of these committees are available on Landmark Bancorp’s website at www.landmarkbancorpinc.com under “Corporate Overview — Corporate Governance.” Our website also contains a general description about us, as well as our Code of Business Conduct and Ethics. Additionally, we maintain a separate website for Landmark National Bank at www.banklandmark.com that contains a description of our banking services and products.

The board held seven regularly scheduled and special meetings during 2023. During 2023, all directors attended at least 75 percent of the meetings of the board and the committees on which they served. Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage and expect all of our directors to attend. Last year, all of the directors serving at that time were present at the annual meeting.

Audit Committee

Messrs. Alexander, Ball, Lewis and Sloan and Mmes. Hill-Nelson and Moll served as members of the Audit Committee in 2023, with Mr. Ball serving as chairman. The board adjusted the committee’s membership in 2024. Mr. Kohlrus was added to the committee after his appointment to the board and he was appointed chairman of the committee. Additionally, Mr. Sloan and Ms. Hill-Nelson stepped off the committee. Following the annual meeting, it is expected that the committee will continue to be made up of Messrs. Alexander, Kohlrus and Lewis and Ms. Moll. Each member in 2023 and 2024 is “independent,” according to the listing standards set forth by Nasdaq and Rule 10A-3 of the Exchange Act, and the board believes that each member of the committee possesses the necessary skills and qualifications to critically analyze our financial statements and financial reporting process. The board has determined that both Mr. Ball and Mr. Kohlrus qualify as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The board based this decision on Mr. Ball’s education and professional experience as a certified public accountant and familiarity with accounting principles and on Mr. Kohlrus’s education and professional experience as a certified public accountant, as well as his role of Chief Financial Officer at a publicly reporting company.

The functions performed by the Audit Committee include, but are not limited to, the following:

●	selecting and managing the relationship with our independent registered public accounting firm;

●	reviewing the independence of the independent registered public accounting firm;

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●	reviewing actions by management on recommendations of the independent registered public accounting firm and internal audit staff;

●	meeting with management, internal audit staff and the independent registered public accounting firm to review the effectiveness of our system of internal control over financial reporting and internal audit procedures;

●	reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

●	reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports.

To promote independence of the audit function, the Audit Committee consults separately and jointly with the independent registered public accounting firm, internal audit staff and management. Our internal audit staff reports directly to the committee on audit and compliance matters. The committee also reviews and approves the scope of the annual external audit and consults with the independent registered public accounting firm regarding the results of their auditing procedures. We have adopted a written charter, which sets forth the Audit Committee’s duties and responsibilities. A copy of the charter is currently available on our website at www.landmarkbancorpinc.com under “Corporate Overview — Corporate Governance.” The Audit Committee for Landmark Bancorp met eight times in 2023.

Compensation Committee

Messrs. Alexander, Sloan and Snapp currently serve as members of the Compensation Committee with Messr. Sloan serving as Chairman. In 2024, Ms. Stanland was added to the Compensation Committee and it is expected that the four directors will make up the committee following the annual meeting. Each of the members is “independent,” as such term is defined by Nasdaq listing requirements and a “non-employee” director under Section 16 of the Exchange Act.

The Compensation Committee has overall responsibility for evaluating the compensation plans, policies and programs relating to the Chief Executive Officer and executive officers of Landmark Bancorp. The Chief Executive Officer conducts annual performance reviews for the executive officers, and the Compensation Committee considers the Chief Executive Officer’s assessment of each executive officer’s individual performance and his salary recommendations for the other executive officers when determining executive officer compensation. The Compensation Committee evaluates the Chief Executive Officer’s performance and establishes his compensation. The Chief Executive Officer is not present at and does not participate in Compensation Committee discussions or decisions relating to his compensation. In determining the compensation level of the Chief Executive Officer, the Compensation Committee considers the performance of the Company, stockholder returns, the compensation levels of the Chief Executive Officer in previous years, independent compensation reviews from its independent consultant and the compensation levels of the Chief Executive Officer at businesses comparable to the Company and any additional factors that the Compensation Committee deems reasonable and appropriate. These same criteria are utilized when reviewing the compensation packages of other executive officers of the Company. The Compensation Committee also has the authority to retain inside advisors and the sole authority to retain and pay outside advisors at its discretion.

In 2022, Blanchard Consulting Group, an independent compensation consultant, was engaged to perform a comparative analysis of our compensation programs for our executive management and our board of directors relative to our peer group of publicly traded banking institutions. The Compensation Committee utilized the results of the Blanchard Consulting Group’s analysis with respect to administering and overseeing our executive management and board of directors’ compensation programs. The Compensation Committee determined that Blanchard Consulting Group had no known conflicts of interest that would have impaired its independence in advising the committee. During 2023, Blanchard Consulting Group assisted the Compensation Committee with reviews of the cash and equity incentive plans and assisted with incentive plan modifications for the 2024 incentive plan year.

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The Compensation Committee’s responsibilities and functions are further described in its charter, which is available on our website at www.landmarkbancorpinc.com under “Corporate Overview — Corporate Governance.” The Compensation Committee met seven times in 2023.

Nominating and Governance Committee

For the past several years, the board has changed the membership of the Nominating and Governance Committee to ensure that it is comprised of “independent” directors whose directorship is not up for re-nomination that year. In 2023, Messrs. Alexander and Lewis and Ms. Hurt served as members of the committee with Mr. Alexander serving as Chairman. In 2024, it is expected that Mmes. Hill-Nelson, Hurt and Stanland and Mr. Snapp will serve as members of the Nominating and Governance Committee. Each member in 2023 and prospective member for 2024 is “independent,” as such term is defined by Nasdaq. The Nominating and Governance Committee is charged with overseeing our corporate governance programs as well as nominating directors to serve on the board of directors. The Nominating and Governance Committee’s responsibilities and functions are further described in its charter, which is available on our website at www.landmarkbancorpinc.com under “Corporate Overview — Corporate Governance.” The Nominating and Governance Committee met once in 2023.

Director Nominations and Qualifications

In carrying out its nominating function, the Nominating and Governance Committee evaluates all potential nominees for election, including incumbent directors, board nominees and stockholder nominees, in the same manner. We did not receive any stockholder nominations for the 2024 annual meeting. Generally, the Nominating and Governance Committee believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, a strong sense of service to the communities which we serve and an ability to meet the standards and duties set forth in our Code of Business Conduct and Ethics. While we do not have a separate diversity policy, the committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise and other demographics which may contribute to the board. The committee also evaluates potential nominees to determine whether they have any conflicts of interest that may interfere with their ability to serve as effective board members and whether they are “independent” in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent).

The committee identifies nominees by first evaluating the current members of the board whose terms are set to expire at the upcoming annual stockholder meeting and who are willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the committee or the board decides not to re-nominate a member for re-election, the committee would identify the desired skills and experience of a new nominee in light of the criteria above. Over the past several years, the Company has focused on identifying candidates who may be interested in service as a board member. In 2023, Mr. Kohlrus joined Landmark National Bank’s board of directors. After working with Mr. Kohlrus on the bank’s board, board members believed that he would be an appropriate member of the holding company’s board. In January of 2024, after consideration and input from the Nominating and Governance Committee and in contemplation of re-nomination at the 2024 stockholder meeting, we appointed Mr. Kohlrus to Landmark Bancorp’s board. With regard to the 2024 stockholder meeting, the committee evaluated Mr. Sloan and Ms. Moll, incumbent directors whose terms expire in 2024, and determined that they should be nominated for re-election as directors, along with Mr. Kohlrus.

Stockholder Communication with the Board, Nomination and Proposal Procedures

General Communications with the Board. Stockholders may contact our board of directors by contacting Mark A. Herpich, Corporate Secretary, Landmark Bancorp, Inc. at 701 Poyntz Avenue, Manhattan, Kansas 66502 or (785) 565-2000. All communications will be forwarded to the appropriate member of the board of directors unless they are primarily commercial in nature or related to an improper or irrelevant topic.

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Nominations of Directors. In accordance with our bylaws, a stockholder may nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our Corporate Secretary, at the above address, not less than 60 days nor more than 90 days prior to the first anniversary date of the previous year’s annual meeting, which means such notice must be delivered to our Corporate Secretary no earlier than February 23, 2025 and no later than March 25, 2025 for the 2025 annual meeting of stockholders. The stockholder’s notice of intention to nominate a director must include: (a) for each person to be nominated: (i) the name, age, business address and residential address of each nominee; (ii) the principal occupation or employment of each nominee; (iii) the class and number of shares of stock owned by the nominee on the date of the notice; and (iv) any information that would be required to be disclosed on Schedule 13D pursuant to Regulation 13D-G under the Exchange Act, in connection with the acquisition of stock, and pursuant to Regulation 14A under the Exchange Act, in connection with the solicitation of proxies with respect to nominees for election as directors, regardless of whether the person is subject to the provisions of such regulations; and (b) as to the stockholder: (i) the name and address of record of the nominating stockholder and the names and addresses of any other stockholders supporting each respective nominee; and (ii) the class and number of shares of stock owned by the nominating stockholder and any other stockholders supporting the nominees on the date of the notice. We may request additional information after receiving the notification for the purpose of determining the proposed nominee’s eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

Other Stockholder Proposals. To be considered for inclusion in our proxy statement and form of proxy for our 2025 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than December 20, 2024, and must otherwise comply with the notice and other provisions of Securities and Exchange Commission rules and regulations, including Rule 14a-8 under the Exchange Act.

For proposals to be otherwise brought by a stockholder and voted upon at an annual meeting, the stockholder must file written notice of the proposal to our Corporate Secretary on or before 60 days in advance of the first anniversary of the previous year’s annual meeting, which, for the 2025 annual meeting of stockholders, means such notice must be filed with our Corporate Secretary on or before March 25, 2025. Stockholder proposals brought pursuant to this paragraph will not be included in our proxy statement.

Board Leadership Structure

Currently, the positions of Chairman of the Board and Chief Executive Officer are held by separate people, with Mr. Alexander serving as Chairman of the Board and Ms. Wendel serving as Chief Executive Officer. We currently believe this is the most appropriate structure for Landmark Bancorp. The Chairman of the Board provides leadership to the board and works with the board to define its structure and activities in the fulfillment of its responsibilities. The Chairman of the Board also provides input to management with respect to setting the board agendas, facilitates communication among directors, works with the Chief Executive Officer to provide an appropriate information flow between management and the board and presides at meetings of the board of directors and stockholders. With the Chairman of the Board’s assumption of these duties, the Chief Executive Officer may place a greater focus on the strategic and operational aspects of Landmark Bancorp. We also believe that ultimately our board feels a greater sense of involvement and brings a wider source of perspective as a result of this structure, from which Landmark Bancorp and its stockholders benefit.

Independent Director Sessions

Although the Chairman of the Board is an independent director, we have a separate lead independent director who organizes and presides at sessions of our independent directors. Mr. Sloan served as our lead independent director beginning in May, 2023 after the retirement of Mr. Bowman, and is expected to continue to serve in this role through 2024. Consistent with Nasdaq listing requirements, the independent directors regularly have the opportunity to meet without the non-independent directors present following every scheduled board meeting.

Board’s Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including general economic risks, credit risks, regulatory risks, audit risks, reputational risks, cyber risks and others, such as the impact of competition. Management is responsible for the day-to-day management of risks the Company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

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While the full board of directors is charged with ultimate oversight responsibility for risk management, various committees of the board and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal and organizational risks and receives regular reports from the management team regarding comprehensive organizational risk as well as particular areas of concern. The board’s Compensation Committee monitors and assesses the various risks associated with compensation policies and oversees incentives that encourage a level of risk taking consistent with our overall strategy. Additionally, our Chief Credit Officer and loan review staff are directly responsible for overseeing our credit risk.

We believe that establishing the right “tone at the top” and providing for full and open communication between management and our board of directors are essential for effective risk management and oversight. Our executive management meets regularly with our other senior officers to discuss strategy and risks facing the Company. Senior officers attend many of the board meetings or, if not in attendance, are available to address any questions or concerns raised by the board on risk-management-related and any other matters. Additionally, each of our board-level committees provides regular reports to the full board and apprises the board of our comprehensive risk profile and any areas of concern.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code is posted on our website at www.landmarkbancorpinc.com under “Corporate Overview — Corporate Governance.” We intend to satisfy the disclosure requirements under Item 5.05(c) of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our website.

Anti-Hedging Policy

The Company’s directors, officers and employees are subject to an Insider Trading Policy. The Insider Trading Policy prohibits the Company’s directors, officers and employees from entering into any hedging transactions with respect to the Company’s securities, including but not limited to the purchase or use of, directly or indirectly through any other person or entity, any stock option, prepaid variable forward contracts, equity swaps, collars, exchange funds or any other investment designed to offset any decrease in the market value of the Company’s securities. To our knowledge, each director, officer and employee of the Company is in compliance with this policy.

Director Compensation

In 2023, the Landmark Bancorp board of directors met seven times. Landmark Bancorp’s directors (other than Mr. Alexander) received a quarterly retainer of $5,000 for serving on the board of directors, supplemented by a $2,000 fee paid for attending non-telephonic board meetings, except for the May and December meetings for which they received a $1,000 fee. Mr. Alexander received a quarterly retainer of $10,000 for serving as Chairman of Landmark Bancorp and a $4,000 fee for each non-telephonic board meeting he attended, except for the May and December meetings for which he received a $2,000 fee. In addition, all non-employee directors received an award of restricted stock with a grant date fair value of approximately $10,000. The table below illustrates the compensation of our non-employee directors in 2023.

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Landmark Bancorp has assumed deferred compensation agreements entered into by Messrs. Ball and Snapp as directors of Landmark Bancshares, Inc., a predecessor company of Landmark Bancorp. Under the deferred compensation agreements, the Company maintains a deferred compensation account for each of Messrs. Ball and Snapp. The Company may contribute to such accounts from time to time, although it does not do so currently. On an annual basis, the deferred compensation accounts are credited for earnings or losses, as the case may be, based on the performance of certain measurement funds. As of December 31, 2023, the account balances were $624,416 and $30,017 for Messrs. Ball and Snapp, respectively. The deferred compensation accounts will be distributed to each director in 120 monthly installments upon the retirement of the director from the board following his 65th birthday or to his beneficiary in the event of his death prior to normal retirement age. Because Messrs. Ball and Snapp have attained age 65, they will qualify for such a distribution upon their retirement. Should Messrs. Ball and Snapp cease to be members of the board of directors for any reason other than retirement or death, they would receive the balance of their deferred compensation account in a lump sum distribution at the time of termination.

The director fees paid for service in 2023 is as follows:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($) (2)	Total ($)
(a)	(b)	(c)	(h)
Patrick L. Alexander	63,600	9,992	73,592
Richard A. Ball	30,000	9,992	39,992
Brent A. Bowman	14,000	9,992	23,992
Angela S. Hurt	18,500	9,992	28,492
Sandra J. Moll	32,700	9,992	42,692
Sarah Hill-Nelson	30,000	9,992	39,992
Jim W. Lewis	32,700	9,992	42,692
Wayne R. Sloan	31,200	9,992	41,192
David H. Snapp	30,900	9,992	40,892
Angelia K. Stanland	20,600	9,992	30,592

(1)	Mr. Scheopner’s fees are reflected in the “All Other Compensation” column of the Summary Compensation Table. Mr. Bowman’s, Ms. Hurt’s and Ms. Stanland’s fees are reflective of a partial year of service.

(2)	Amounts reflect the aggregate grant date fair value of restricted stock awards granted in 2023 computed in accordance with FASB ASC Topic 718. In 2023, each non-employee director was granted 495 shares of restricted stock (as adjusted for subsequent stock dividends), which vest 100% on May 22, 2024. For a discussion of the assumptions used to establish the valuation of the restricted stock awards, reference is made to Note 19 of the Notes to the Consolidated Financial Statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the Securities and Exchange Commission on March 27, 2024.

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EXECUTIVE COMPENSATION

Regulatory Impact on Compensation

As a publicly traded financial institution, Landmark Bancorp must comply with multiple layers of regulations when considering and implementing compensation decisions. Although these regulations do not set specific parameters within which compensation decisions must be made, they do require that Landmark Bancorp and the Compensation Committee be mindful of the risks associated with compensation programs designed to incentivize superior performance.

Under the FDIC’s 2015 Interagency Guidelines Establishing Standards for Safety and Soundness, excessive compensation is prohibited as an unsafe and unsound practice. When determining whether compensation is excessive, the FDIC has directed financial institutions to consider whether aggregate cash amounts paid or noncash benefits provided to an employee are unreasonable or disproportionate to the services the employee performs. The Safety and Soundness standards set forth a framework within which financial institutions should evaluate an employee’s compensation, with factors including compensation history, internal pay equity, and, if appropriate, comparable compensation practices at peer institutions. This framework also requires Landmark Bancorp to consider its overall financial condition.

Separately, the FDIC, the Federal Reserve, the Office of the Comptroller of the Currency and the Office of Thrift Supervision together issued the Guidance on Sound Incentive Compensation Policies (the “Joint Guidance”) in 2010. The Joint Guidance complements the Safety and Soundness standards and establishes a framework within which financial institutions must assess the soundness of their incentive compensation plans, programs and arrangements. Because the Joint Guidance is limited to senior executive officers and those other individuals who, either alone or as a group, could pose a material risk to the financial institution, it is somewhat narrower in scope than the Safety and Soundness standards. With respect to those individuals to which it applies, the Joint Guidance aims to ensure that any available incentive compensation arrangements appropriately balance risk and reward, are compatible with effective controls and risk management and have the support of strong corporate governance.

In addition to the foregoing, proposed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) that intend to implement further risk assessment guidelines and procedures may eventually be finalized by the financial institution regulatory agencies and the SEC. It is likely that Landmark Bancorp will be subject to those further guidelines and procedures if and when they become finalized and effective. During 2011, the regulatory agencies issued initial proposed guidance with respect to the Dodd-Frank Act risk assessment guidelines and procedures, and they revised and re-proposed this guidance in 2016. Depending on whether and when the proposed rules are finalized, the earliest they would likely apply to Landmark Bancorp is for performance periods beginning on or after January 1, 2024. In large part, any guidance under the Dodd-Frank Act would likely restate and codify the frameworks presently set forth in the Safety and Soundness standards and the Joint Guidance. The Compensation Committee, with the assistance of its advisors and Landmark Bancorp management, continues to monitor the status of compensation-related rules and regulations under the Dodd-Frank Act.

Landmark Bancorp is also subject to the SEC’s rules regarding risk assessment, which apply to all publicly traded companies. The SEC rules require Landmark Bancorp to determine whether any of its existing incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on Landmark Bancorp. The Compensation Committee has determined that Landmark Bancorp’s incentive compensation plans, programs and arrangements do not create risks that are reasonably likely to have a material adverse effect on Landmark Bancorp.

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The Compensation Committee believes that its regular, overall assessment of the compensation plans, programs and arrangements established for Landmark Bancorp’s named executive officers includes a sensible, responsible approach toward balancing risks and rewarding reasonable, but not necessarily easily attainable, goals. The Compensation Committee has revisited the frameworks set forth in the Safety and Soundness standards and the Joint Guidance, as both are effective parts of the Compensation Committee’s overall assessment of the balance between risk and reward in Landmark Bancorp’s compensation arrangements. The Compensation Committee believes Landmark Bancorp has adequate policies and procedures in place to balance and control any risk taking that may be incentivized by the employee compensation plans. The Compensation Committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reported earnings in an effort to enhance his or her compensation.

When making decisions about executive compensation, Landmark Bancorp considers, in addition to the above, the impact of other regulatory provisions, including: Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), regarding the tax deductibility of certain compensation; Section 409A of the Code regarding nonqualified deferred compensation; Sections 4999 and 280G of the Code regarding excise taxes and deduction limitations on golden parachute payments made in connection with a change in control; and the impact of FASB ASC Topic 718, which requires Landmark Bancorp to recognize the compensation cost of grants of equity awards based upon their grant date fair value.

Clawback Policy

In October 2023, the board of directors adopted a clawback policy in accordance with the listing standards of the Nasdaq. The policy requires that we recoup certain incentive compensation paid to or deferred by certain executives in the event Landmark Bancorp is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws, and the compensation would not have been awarded under the restated financial information, subject to the other terms and limitations set forth in the policy.

Stockholders’ Say-on-Pay Vote

At Landmark Bancorp’s 2022 annual meeting of stockholders, the stockholders overwhelmingly approved the non-binding advisory proposal on the 2021 compensation of our named executive officers required pursuant to Section 14A of the Exchange Act with approximately 84% of the votes cast in favor of the proposal. We received no specific feedback from our stockholders concerning our executive compensation program during the past year. The Compensation Committee considered this approval a reflection of the stockholders’ favorable view of our compensation program. The Compensation Committee did not specifically rely on the results of the vote in making any compensation-related decisions during 2022 or 2023. Based on the preference expressed by stockholders at the 2019 annual meeting in their vote regarding the frequency of future say-on-pay votes required by Section 14A of the Exchange Act, and consistent with the board’s previous recommendation, the board determined to conduct an advisory vote on executive compensation every three years. Accordingly, the next non-binding, advisory vote on executive compensation is being held at the 2025 annual meeting of stockholders.

Summary of Compensation Paid to Named Executive Officers

The table below sets forth the information for the people we have determined to be our executive officers for 2023, Mr. Scheopner as President and Chief Executive Officer and Mr. Herpich, our Executive Vice President and Chief Financial Officer. The information presented includes: (i) the dollar value of base salary and bonus earned during the years ended December 31, 2023 and 2022; (ii) the aggregate grant date fair value of stock awards and options granted during these years, computed in accordance with FASB ASC Topic 718; (iii) the dollar value of earnings for services pursuant to awards granted during these years under our non-equity incentive plans; (iv) all other compensation for these years; and (v) the dollar value of total compensation for these years.

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)	(j)
Michael E. Scheopner	2023	450,000	60,750	—	75,032	40,500	64,123	690,405
President and Chief Executive Officer	2022	425,000	22,880	74,992	—	15,330	61,788	599,990
Mark A. Herpich	2023	280,000	45,630	—	40,018	30,420	26,397	422,465
Executive Vice President and Chief Financial Officer	2022	268,750	18,760	39,994	—	12,569	25,986	366,059

(1)	The amounts set forth in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of stock and option awards granted to each of our named executive officers in each of the years ended December 31, 2023 and 2022 computed in accordance with FASB ASC Topic 718. In 2023, Messrs. Scheopner and Herpich were granted options to purchase 17,744 and 9,464 shares of common stock (each as adjusted for subsequent stock dividends), respectively, with an exercise price of $20.16 per share (as adjusted for subsequent stock dividends) which options vest 25% each year over four years. In 2022, Messrs. Scheopner and Herpich were granted 3,244 and 1,730 shares of restricted stock (each as adjusted for subsequent stock dividends), respectively, which shares vest 25% each year over four years. For a discussion of the assumptions used to establish the valuation of the restricted stock and stock option awards, reference is made to Note 19 of the Notes to the Consolidated Financial Statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(2)	Represents annual non-equity incentive plan awards paid as a result of the attainment of specific earnings per share growth, specific asset quality goals and return on average assets goals relating to the prior fiscal year. The objective performance goals are set at the beginning of each year by the Compensation Committee. We note that the amounts for fiscal year 2022 were overstated for Messrs. Scheopner and Herpich by $7,550 and $6,191, respectively, and have been revised to reflect the correct amounts in this 2023 Summary Compensation Table, and the amounts listed in the Total column have been adjusted accordingly.

(3)	For 2023, amounts include Company contributions to Landmark Bancorp’s 401(k) Profit Sharing Plan of $19,800 and $18,680 for Messrs. Scheopner and Herpich, respectively, and board fees of $30,000 for Mr. Scheopner. The remainder of the amounts reported in all other compensation for 2023, includes a car allowance of $4,410 and country club dues of $9,913 for Mr. Scheopner and a car allowance of $930 and country club dues of $6,787 for Mr. Herpich. For 2022, amounts include Company contributions to Landmark Bancorp’s 401(k) Profit Sharing Plan of $18,300 for each of Messrs. Scheopner and Herpich, and board fees of $30,000 for Mr. Scheopner. The remainder of the amounts reported in all other compensation for 2022, includes a car allowance of $4,533 and country club dues of $8,955 for Mr. Scheopner and a car allowance of $891 and country club dues of $6,795 for Mr. Herpich.

Employment Agreements

In December 2013, we entered into employment agreements with each of Messrs. Scheopner and Herpich, effective January 1, 2014 and November 1, 2013, respectively. In March 2024, in connection with the appointment of Ms. Wendel to serve as the President and Chief Executive Officer of Landmark Bancorp and Landmark National Bank, we entered into an employment agreement with Ms. Wendel, effective March 29, 2024 (the “Transition Date”), as well as an addendum to Mr. Scheopner’s existing employment agreement, effective as of the Transition Date (the “Addendum”), further discussed below.

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Mr. Scheopner’s employment agreement, in effect for 2023, provided for an initial two-year term that renewed for an additional one-year term on each anniversary of its original effective date (so that, as of each anniversary date of the effective date, the agreement would always have a two-year term), unless either party gave notice of its intention to terminate the agreement not less than 90 days prior to the anniversary date. Pursuant to his employment agreement, in effect for 2023, Mr. Scheopner was entitled to receive a base salary of $450,000 and was also entitled to receive a performance bonus based on performance criteria selected by the Compensation Committee, a country club membership, a car allowance and such other benefits as are provided to our other executive officers. For 2023 and 2022, the performance bonus criteria selected by the Compensation Committee are set forth in footnote 2 of the Summary Compensation Table above. Pursuant to the Addendum, Mr. Scheopner voluntarily resigned as President and Chief Executive Officer of Landmark Bancorp and Landmark National Bank, effective as of the Transition Date, and will continue to provide services as a non-executive full-time employee until his full retirement on December 31, 2024 (the “Retirement Date”). The Addendum provides that, following the Transition Date, Mr. Scheopner will receive his current annual base salary through June 30, 2024. The Addendum further provides that from July 1, 2024 through the Retirement Date, Mr. Scheopner will receive a salary of $10,000 a month and will receive the same benefits and perquisites that he currently receives. Mr. Scheopner will also be eligible for a discretionary incentive bonus for 2024 as determined by the board of directors of the Company. Further, as of the Transition Date, all outstanding and unvested stock awards held by Mr. Scheopner shall be fully vested.

Ms. Wendel’s employment agreement, effective as of the Transition Date, provides for an initial three-year term that renews for an additional one-year term on the third anniversary of such effective date and on each anniversary thereafter, unless either party gives notice of its intention to terminate the agreement not less than 90 days prior to any such anniversary date. Pursuant to her employment agreement, Ms. Wendel is currently entitled to receive a base salary of $480,000, subject to further annual review and potential increase by the board. Further, for fiscal year 2024, Ms. Wendel is entitled to receive an initial bonus of $100,000, payable in early 2025, provided Ms. Wendel remains in employment through December 31, 2024. Commencing with the 2025 fiscal year, Ms. Wendel will be eligible to receive an annual performance bonus based on performance criteria selected by the Compensation Committee. Pursuant to Ms. Wendel’s employment agreement, Ms. Wendel was also granted nonqualified stock options of 40,000 and a grant of 5,000 shares of restricted stock. Ms. Wendel will also be entitled to reimbursement for country club membership fees, reimbursement for medical insurance premiums and group term life insurance, a car allowance, reimbursement for executive coaching and such other benefits as are provided to our other executive officers.

Mr. Herpich’s employment agreement provides for an initial one-year term that automatically renews on each anniversary of its original effective date unless either party gives notice of its intention to terminate the agreement not less than 90 days prior to the anniversary date. Pursuant to his agreement, Mr. Herpich is currently entitled to receive a base salary of $285,000, and is subject to further annual review and potential increase by the board. He is also entitled to receive a performance bonus based on performance criteria selected by the Compensation Committee, a country club membership, a car allowance and such other benefits as are provided to our other executive officers. For 2022 and 2023, the performance bonus criteria selected by the Compensation Committee are set forth in footnote 2 of the Summary Compensation Table above.

The employment agreement for Mr. Scheopner, in effect for 2023, and Mr. Herpich provide for severance benefits in the event of termination by the Company other than for cause or by the officer for good reason, and enhanced severance benefits in the event of either type of termination within six months prior to or 24 months following a change in control of the Company or in the event of a voluntary termination by the officer within 29 days following a change in control. All severance benefits under the agreements are contingent upon the officer’s execution and non-revocation of a general release and waiver of claims against the Company and its affiliates. Each agreement includes a “clawback” provision should any severance benefits require recapture under any applicable law. Each agreement also provides that, if necessary, severance benefits will be reduced to an amount that is one dollar less than the maximum amount payable without loss of a deduction under Section 280G of the Code. For additional information on each named executive officer’s severance benefits, for 2023, see the “Benefits upon Termination or a Change of Control” section. Pursuant to the Addendum, following the Transition Date, in the event of Mr. Scheopner’s termination due to death, disability or by the Company other than for cause, Mr. Scheopner would be entitled to the compensation and benefits described under the Addendum through the Retirement Date, and no other severance benefits under Mr. Scheopner’s employment agreement would be provided.

Each executive is also subject to an 18-month non-compete and non-solicit restrictive covenant following termination of employment.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information on outstanding options and unvested restricted stock held by the individuals named in the Summary Compensation Table as of December 31, 2023, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. The number of equity awards and exercise prices of options presented in the table below have been adjusted to reflect subsequent stock dividends.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date (2)	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (3)
(a)	(b)	(c)	(e)	(f)	(g)		(h)
Michael E. Scheopner	8,949	—	20.79	8/1/2027
	15,081	—	18.37	8/1/2029
	5,120	5,121	23.97	8/1/2031
		17,744	20.16	8/1/2033
					736	(4)	14,573
					2,432	(5)	48,154
Mark A. Herpich	4,921	—	20.79	8/1/2027
	8,295	—	18.37	8/1/2029
	2,816	2,816	23.97	8/1/2031
	—	9,464	20.16	8/1/2033
					406	(4)	8,039
					1,296	(5)	25,661

(1)	Outstanding stock options granted on August 1, 2021 vest 25% each year over a four-year period beginning August 1, 2022, and the outstanding stock options granted on August 1, 2023 vest 25% each year over a four-year period beginning August 1, 2024.

(2)	All options expire 10 years after the grant date.

(3)	Based on Landmark Bancorp’s closing price of $19.80 on December 29, 2023, the last trading day of the year.

(4)	Shares of restricted stock were granted on August 1, 2020 and vest 25% each year over a four-year period beginning August 1, 2021.

(5)	Shares of restricted stock were granted on August 1, 2022 and vest 25% each year over a four-year period beginning August 1, 2023.

All outstanding equity awards made to Messrs. Scheopner and Herpich were made pursuant to the Landmark Bancorp, Inc. 2015 Stock Incentive Plan (the “2015 Stock Incentive Plan”). The options were granted with an exercise price equal to the fair market value of the stock on the date of grant.

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Equity Compensation Plans

2015 Stock Incentive Plan

On May 20, 2015, the Company stockholders approved the 2015 Stock Incentive Plan. The 2015 Stock Incentive Plan allows for the granting of awards including stock options, restricted stock, restricted stock units, stock appreciation rights, stock awards and cash incentive awards. Under the 2015 Stock Incentive Plan, 250,000 shares of Company common stock were originally reserved for the granting of awards, and this amount is adjusted for the Company’s annual stock dividends. As of December 31, 2023, 55,849 shares (as adjusted for stock dividends) remained available for issuance under the 2015 Stock Incentive Plan.

If the Landmark Bancorp, Inc. 2024 Stock Incentive Plan is approved by our stockholders at the annual meeting, the 2024 Stock Incentive Plan will replace the 2015 Stock Incentive Plan. See Proposal 2 for further information regarding the 2024 Stock Incentive Plan.

401(k) Profit Sharing Plan

All eligible employees, including our named executive officers, may participate in the Landmark Bancorp, Inc. 401(k) Profit Sharing Plan and are permitted to make elective contributions up to the maximum limits of the Code. We make a matching contribution to the plan equal to 100% of each participant’s first 6% of compensation deferred. During the first quarter of each year, we typically make a profit sharing contribution to the plan. Our named executive officers were eligible for participation in accordance with the plan’s provisions.

Benefits upon Termination or a Change of Control

Employment Agreements

Pursuant to Mr. Scheopner’s employment agreement, that was in effect as of December 31, 2023, if he was terminated without cause or is constructively discharged during the term of his agreement, he would be entitled to receive a lump sum payment in an amount equal to two times the sum of (a) his then-current annual salary, (b) an amount equal to the average of the annual performance bonuses paid to him for the three most recently ended fiscal years and (c) the contributions made for his benefit under all employee retirement plans during the most recently ended fiscal year. The lump sum payment to be made to Mr. Scheopner upon his voluntary termination of employment within 29 days after a change in control of Landmark Bancorp or his involuntary termination without cause or constructive discharge within six months prior to or 24 months following a change in control would be equal to three times the sum of (a) his then-current annual salary, (b) an amount equal to the average of the annual performance bonuses paid to him for the three most recently ended fiscal years and (c) the contributions made for his benefit under all employee retirement plans during the most recently ended fiscal year. Following a termination without cause or a constructive discharge during the term of the agreement (whether or not in connection with a change in control), Landmark Bancorp will also provide Mr. Scheopner and his immediate family with continued insurance coverage for one year after termination of employment at the Company’s expense. In March 2024, Mr. Scheopner entered into the Addendum (discussed previously) amending his employment agreement.

Pursuant to Mr. Herpich’s employment agreement, if he is terminated without cause or is constructively discharged during the term of his agreement, he will be entitled to receive a lump sum payment in an amount equal to the sum of (a) his then-current annual salary, (b) an amount equal to the average of the annual performance bonuses paid to him for the three most recently ended fiscal years and (c) the contributions made for his benefit under all employee retirement plans during the most recently ended fiscal year. The lump sum payment to be made to him upon his voluntary termination of employment within 29 days after a change in control of Landmark Bancorp or his involuntary termination without cause or constructive discharge within six months prior to or 24 months following a change in control would be equal to two times the sum of (a) his then-current annual salary, (b) an amount equal to the average of the annual performance bonuses paid to him for the three most recently ended fiscal years and (c) the contributions made for his benefit under all employee retirement plans during the most recently ended fiscal year. Following a termination without cause or a constructive discharge during the term of the agreement (whether or not in connection with a change in control), Landmark Bancorp will also provide either named executive officer and his immediate family with continued insurance coverage for one year after termination of employment at the Company’s expense.

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The employment agreements for each of Messrs. Scheopner and Herpich provide for a benefit cutback in the event any amounts are non-deductible due to the golden parachute payment restrictions of Section 280G of the Internal Revenue Code.

2015 Stock Incentive Plan

Under the 2015 Stock Incentive Plan, unless otherwise provided in an award agreement, all stock options and stock appreciation rights shall become fully exercisable, and all stock awards and cash incentive awards shall become fully earned and vested, immediately if (1) the plan and award agreements are not the obligation of the Company or a successor immediately following a change in control or (2) the plan and award agreements are the obligation of the Company or a successor immediately following a change in control and within 24 months following the change in control the participant is terminated by the Company without cause or resigns for good reason. Notwithstanding the foregoing, if the vesting of an outstanding award is conditioned upon the achievement of performance measures then such vesting shall be subject to the following: (1) if the performance measures of an award are less than 50% attained at the time of the change in control then such award shall become vested and exercisable on a fractional basis with the numerator equal to the percentage of attainment and the denominator equal to 50% upon the change of control and (2) if the performance measures of an award are at least 50% attained at the time of the change in control then such award shall become fully vested and earned upon the change of control. Pursuant to the terms of the award agreements under the 2015 Stock Incentive Plan, all outstanding restricted stock awards shall vest immediately upon the executive’s termination of service due to death or disability.

The following table sets forth the potential payments payable to each of the individuals named in the Summary Compensation Table upon termination of employment, change of control, disability and death, assuming the events occurred on December 31, 2023.

Name	Benefit	Involuntary Termination (1)	Termination During a Covered Period (2)	Termination due to Death or Disability
Michael E. Scheopner	Cash Severance	$1,087,734	$1,631,602	—
	Equity Awards (3)	—	62,726	$62,726
	Medical (4)	6,477	6,477	—
	Total	$1,094,211	$1,700,805	$62,726

Mark A. Herpich	Cash Severance	$362,693	$725,386	—
	Equity Awards (3)	—	33,700	$33,700
	Medical (4)	9,367	9,367	—
	Total	$372,060	$768,453	$33,700

(1)	This column includes amounts payable upon a termination without cause by the Company or a resignation for good reason by the executive.

(2)	This column includes amounts payable upon a voluntary termination within 29 days following a change in control or an involuntary termination or resignation for good reason within the 6 months preceding, or the 24 months following, a change in control. Any payments that are contingent on a change in control are subject to potential reduction to avoid the loss of a deduction under Code Section 280G.

(3)	Outstanding restricted stock and stock option awards vest upon a termination due to death, disability or in connection with a change in control. Amounts are based on Landmark Bancorp’s closing price of $19.80 on December 29, 2023, the last trading day of the year.

(4)	Our named executive officers are entitled to medical benefits only upon a termination without cause by Landmark Bancorp or a resignation with good reason by the executive.

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PAY VERSUS PERFORMANCE DISCLOSURE

In accordance with rules adopted by the Securities Exchange Commission, pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive compensation actually paid (“CAP”) and certain Company performance measures for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid (CAP) to PEO	Average Summary Compensation Table Totals for non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return	Net Income (dollars in thousands)
2023	$690,405	$673,367	$422,465	$413,222	$111.20	$12,236
2022	$599,990	$559,176	$304,547	$288,730	$116.20	$9,878
2021	$602,426	$679,401	$319,159	$349,944	$135.80	$18,011

(1)	For 2021, 2022 and 2023, Landmark’s principal executive officer (“PEO”) was Michael E. Scheopner.
(2)	For 2021 and 2022, Landmark’s non-PEO NEOs were Mark A. Herpich and Mark J. Oliphant. For 2023, Landmark’s non-PEO NEO was Mark A. Herpich.

The following table reconciles the Summary Compensation Table compensation to the Compensation Actually Paid disclosed in the above table.

	PEO			Average Non-PEO NEOs
Year	2021	2022	2023	2021	2022	2023
Summary Compensation Table Total Compensation	$602,426	$599,990	$690,405	$319,159	$304,547	$422,465
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(49,982)	$(74,992)	$(75,032)	$(19,996)	$(19,997)	$(40,018)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$63,351	$69,904	$71,153	$25,343	$18,636	$37,951
+ Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	$39,266	$(28,844)	$(9,343)	$15,703	$(11,535)	$(5,058)
+ Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied during the Fiscal Year	$21,959	$(9,992)	$(6,970)	$8,782	$(4,000)	$(3,815)
+ Dividends or Other Earnings Paid on Stock or Option Awards during the Fiscal Year prior to the Vesting Date	$2,381	$3,110	$3,154	$953	$1,079	$1,697
Compensation Actually Paid	$679,401	$559,176	$673,367	$349,944	$288,730	$413,222

The valuation assumptions used to calculate equity award fair values in the above table are prescribed by Item 402(v) of Regulation S-K and did not materially differ from those disclosed at the time of the grant.

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The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	the Company’s total shareholder return (assuming an initial fixed investment of $100); and
●	the Company’s Net Income.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding our common stock beneficially owned on April 3, 2024, with respect to all persons known to us to be the beneficial owner of more than five percent of our common stock, each director and nominee, each executive officer named in the Summary Compensation Table above and all directors and executive officers of as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of such securities within 60 days of April 3, 2024. For purposes of calculating each person’s percentage ownership, common stock issuable pursuant to options exercisable within 60 days are included as outstanding and beneficially owned for that person or group, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Name of Individual and Number of Persons in Group	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
5% Beneficial Owners

Kornitzer Capital Management, Inc. 5420 West 61st Place Shawnee Mission, KS 66205	364,258	(3)	6.7%

Michael C. Brilley 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	295,494	(4)	5.4%

Jane A. Moreland and Michael C. Moreland, as joint tenants 4800 Highway A1A #402 Vero Beach, FL 32963	294,900	(5)	5.4%

Directors, Named Executive Officers and Director Nominees

Patrick L. Alexander	96,629	(6)	1.8%
Richard A. Ball	233,133	(7)	4.3%
Sarah Hill-Nelson	13,330	(8)	*
Angela S. Hurt	495		*
Mark J. Kohlrus	3,120	(9)	*
Jim W. Lewis	140,450		2.6%
Sandra J. Moll	4,396	(10)	*
Michael E. Scheopner	191,859	(11)	3.5%
Wayne R. Sloan	14,947	(12)	*
David H. Snapp	105,991	(13)	1.9%
Angelia K. Stanland	1,545		*
Abigail M. Wendel	5,000		*
Mark A. Herpich	143,525	(14)	2.6%
All directors and executive officers as a group (13 persons)	954,420	(15)	17.2%

* Less than 1%

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(1)	The information contained in this column is based upon information furnished to us by the persons named in this table and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as otherwise set forth. Inclusion of shares in this table shall not be deemed to be an admission of beneficial ownership of such shares.

(2)	Based on 5,473,867 shares outstanding as of April 3, 2024.

(3)	Based on information contained in Schedule 13G/A filed on January 16, 2024.

(4)	Based on information contained in Schedule 13G/A filed on February 7, 2024.

(5)	Based on information contained in Schedule 13G filed on February 13, 2024.

(6)	Includes 1,616 shares held by Mr. Alexander’s minor grandchildren over which he has sole voting and investment power and of which Mr. Alexander disclaims beneficial ownership.

(7)	Includes: (i) 1,004 shares held as a trustee over which he has shared voting and investment power; (ii) 40,334 shares held in an individual retirement account; and (iii) 1,695 shares held in his spouse’s individual retirement account over which he has no voting or investment power and of which Mr. Ball disclaims beneficial ownership.

(8)	Includes 8,924 shares held in individual retirement accounts

(9)	Includes 2,625 shares held in an individual retirement account.

(10)	Includes 1,156 shares held in an individual retirement account.

(11)	Consists of (i) 52,015 shares obtainable within 60 days of April 3, 2024, through the exercise of options granted under our stock option plan; (ii) 127,470 shares owned jointly with his spouse over which Mr. Scheopner shares voting and investment power and (iii) 12,374 shares held in an individual retirement account.

(12)	Includes 14,452 shares held by Mr. Sloan and his spouse as trustees, over which Mr. Sloan has shared voting and investment power.

(13)	Includes: (i) 7,788 shares held in an individual retirement account; and (ii) 1,815 shares held in his spouse’s individual retirement account over which he has no voting or investment power, and of which Mr. Snapp disclaims beneficial ownership.

(14)	Consists of: (i) 16,032 shares obtainable within 60 days of April 3, 2024, through the exercise of options granted under our stock option plan; (ii) 121,164 shares Mr. Herpich owns with his spouse over which he has shared voting and investment power; (iii) 4,627 shares held in an individual retirement account; and (iv) 1,702 shares of restricted stock, which vest 25% each year over four-year periods. 24,093 shares are pledged as collateral in connection with a line of credit from an unrelated financial institution.

(15)	Includes an aggregate of 68,047 shares obtainable within 60 days of April 3, 2024, through the exercise of options granted under the 2015 Stock Incentive Plan.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which our shares of common stock are traded. Based solely on our review of the copies of these forms, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during the fiscal year ended December 31, 2023.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our directors and officers and their associates were customers of and had transactions with Landmark Bancorp and Landmark National Bank during 2022 and 2023. Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to Landmark Bancorp or Landmark National Bank and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved by Landmark National Bank’s board of directors in accordance with the bank regulatory requirements. The Audit Committee reviews and pre-approves any related party transactions between the Company or any of its subsidiaries and any director or executive officer of the Company or its subsidiaries.

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AUDIT COMMITTEE REPORT

The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our Annual Report on Form 10-K. The committee is currently comprised of Messrs. Alexander, Ball, Kohlrus and Lewis and Ms. Moll. All of the members are deemed “independent,” as defined by Nasdaq.

The Audit Committee has reviewed and discussed our audited financial statements for 2022 with our management and Crowe LLP, our independent registered public accounting firm. The committee has also discussed with Crowe LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission and received the written disclosures and the letter from Crowe LLP required by applicable requirements of the PCAOB regarding Crowe LLP’s communications with the Audit Committee concerning independence, and has discussed with Crowe LLP its independence. Based on the review and discussions with management and Crowe LLP, the committee has recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for 2023 for filing with the Securities and Exchange Commission.

Audit Committee:

Patrick L. Alexander	Jim W. Lewis
Richard A. Ball	Sandra J. Moll
Mark J. Kohlrus

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PROPOSAL 2 – APPROVAL OF THE LANDMARK BANCORP, INC.
2024 STOCK INCENTIVE PLAN

On March 26, 2024, our board of directors approved the Landmark Bancorp, Inc. 2024 Stock Incentive Plan (the “2024 Stock Incentive Plan”) for Landmark Bancorp and our subsidiaries, subject to stockholder approval. A summary of the material provisions of the 2024 Stock Incentive Plan is set forth below. A copy of the 2024 Stock Incentive Plan is attached hereto as Appendix A.

We have adopted and are recommending that our stockholders approve the 2024 Stock Incentive Plan because we believe the design of the plan and the number of shares reserved for issuance are consistent with the interests of our stockholders and good corporate governance practices. In approving the 2024 Stock Incentive Plan, our Compensation Committee and board engaged an independent compensation consultant to assist with establishing a proper share reserve for the 2024 Stock Incentive Plan. The Compensation Committee and board believe that a share reserve of 500,000 shares is appropriate. In doing so, with the assistance of Blanchard Consulting, we considered the following:

●	Burn Rate; Longevity of Authorized Shares. Burn rate, which is a measure of the annual rate at which companies use (or burn) shares available for grant in their equity compensation plans, is an important factor for stockholders concerned about stockholder dilution. The burn rate is defined in terms of the gross number of equity awards granted during a calendar year divided by the weighted average of number of shares of common stock outstanding during the year. Our current three-year average burn rate is 0.31%. This is well below the average burn rate benchmarks for Russell 3000 companies in the banking sector, which is closer to 1.0%. We estimate that the additional 500,000 shares to be authorized for issuance under the 2024 Stock Incentive Plan will be sufficient for several years based on historical and anticipated usage.

●	Overhang. Overhang is another measure that is sometimes used to assess the aggregate dilutive impact of equity programs such as the 2024 Stock Incentive Plan. Overhang indicates the amount by which existing stockholder ownership would be diluted if the shares authorized for issuance under the 2024 Stock Incentive Plan, coupled with the shares subject to outstanding awards, were issued. As of December 31, 2023, the overhang represented by the number of outstanding awards (228,408) plus shares available for issuance under the 2015 Stock Incentive Plan (55,849) was approximately 5.19%. The additional 500,000 shares to be authorized will result in an overhang of approximately 13.3% relative to the approximately 5.48 million shares currently outstanding. We believe this level of overhang should not be viewed as excessive by shareholders. The reduction of these 228,408 outstanding awards, absent other changes, would bring the overhang down to approximately 8.8% assuming all of the awards were exercised. These estimated overhang levels would be at the highest levels upon approval of the 2024 Stock Incentive Plan and would continue to decrease during the plan’s life.

Purpose

The 2024 Stock Incentive Plan was established by the board of directors to promote the long-term financial success of Landmark Bancorp, attract, retain and reward persons who can and do contribute to such success, and further align the participants’ interests with those of our stockholders. The 2024 Stock Incentive Plan will be administered by the Compensation Committee of our board of directors, which will select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

We are submitting the 2024 Stock Incentive Plan to our stockholders at this time to:

●	replace our current equity compensation plan, the 2015 Stock Incentive Plan; and

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●	comply with Nasdaq listing requirements, which require stockholder approval.

If the 2024 Stock Incentive Plan is not approved by our stockholders, we will continue to operate under our existing equity compensation plan until its expiration. In the event such plan expires, we believe that higher cash compensation will likely be required to attract and retain key employees and other individuals. The 2024 Stock Incentive Plan submitted for approval reflects current practices in equity incentive plans that we consider best practices such as:

●	Multiple Award Types. The 2024 Stock Incentive Plan permits the issuance of restricted stock units, options, restricted stock and other types of equity grants, subject to the share limits of the plan. This breadth of award types will enable the plan administrator to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

●	No Evergreen Feature. The number of authorized shares under the 2024 Stock Incentive Plan is fixed at 500,000. As of the effective date of the 2024 Stock Incentive Plan, no new grants will be made under our 2015 Stock Incentive Plan. The 2024 Stock Incentive Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.

●	Repricing Prohibited. Repricing of options and stock appreciation rights (“SARs”) generally is prohibited without prior stockholder approval, with customary exceptions for stock dividends or splits, reorganizations, recapitalizations and similar events.

●	Discount Stock Options and SARs Prohibited. All options and SARs must have an exercise price equal to or greater than the fair market value of our common stock on the date the option or SAR is granted, with a customary exception for replacement awards granted in connection with the acquisition of another entity.

●	Conservative Change in Control Provisions. The 2024 Stock Incentive Plan does not include a special change in control price payable to award holders. The change in control provisions under the 2024 Stock Incentive Plan provide for acceleration of vesting in the event of a change in control only if the 2024 Stock Incentive Plan does not become an obligation of the successor entity or the participant incurs a termination of service without cause or for good reason following the change in control.

●	Clawback Policy Implementation. All awards under the 2024 Stock Incentive Plan will be subject to any applicable clawback policy in effect from time to time, including, but not limited to, the clawback policy that Landmark Bancorp, Inc. adopted on October 18, 2023.

●	Independent Oversight. The 2024 Stock Incentive Plan will be administered by a committee of independent board members.

General

The 2024 Stock Incentive Plan incorporates a broad variety of equity-based incentive compensation elements to provide the Compensation Committee with significant flexibility to address the requirements and limitations of applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2024 Stock Incentive Plan and the best interests of Landmark Bancorp.

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The maximum number of shares of Landmark Bancorp’s common stock that may be delivered to participants, or their beneficiaries, under the 2024 Stock Incentive Plan is 500,000 shares, with adjustments for certain corporate transactions and for forfeited shares. As of the date of stockholder approval of the 2024 Stock Incentive Plan, no additional awards will be granted under the 2015 Stock Incentive Plan. To the extent that any shares covered by an award under the 2024 Stock Incentive Plan or 2015 Stock Incentive Plan are forfeited or are not delivered for any reason, including because the award is forfeited, cancelled or settled in cash, the shares will not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the 2024 Stock Incentive Plan and shall again become eligible for delivery under the 2024 Stock Incentive Plan. For SARs that are settled in stock, the full number of covered shares shall be counted for purposes of these limitations. Tandem awards will not be double-counted for purposes of these limitations. If any option granted under the 2024 Stock Incentive Plan is exercised by tendering shares or by the net exercise of the award, the full number of shares covered by such award will be counted for purposes of these limitations. If the withholding tax liabilities arising from an award under the 2024 Stock Incentive Plan are satisfied by the tendering of shares of Landmark Bancorp common stock to Landmark Bancorp or by the withholding of shares by Landmark Bancorp, such shares will be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the 2024 Stock Incentive Plan.

The 2024 Stock Incentive Plan’s effective date would be the date of its approval by Landmark Bancorp’s stockholders. If approved, the 2024 Stock Incentive Plan will continue in effect until terminated by the board. However, no awards may be granted under the 2024 Stock Incentive Plan after the 10-year anniversary of its effective date. Any awards that are outstanding after the 10th anniversary of the effective date will remain subject to the terms of the 2024 Stock Incentive Plan.

The following additional limits apply to awards under the 2024 Stock Incentive Plan:

●	The maximum number of shares that may be covered by options or SARs that are granted to any one director during any calendar year is 25,000 shares; and

●	The maximum number of shares that may be covered by stock awards that are granted to any one director during any calendar year is 25,000 shares.

The Compensation Committee may use shares available under the 2024 Stock Incentive Plan as the form of payment for grants or rights earned or due under any compensation plans or arrangements of Landmark Bancorp or a subsidiary, including the plans and arrangements of Landmark Bancorp or a subsidiary assumed in business combinations.

In the event of a corporate transaction involving the stock of Landmark Bancorp (such as a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization or merger), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event. However, the Compensation Committee may adjust awards, or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of awards under the 2024 Stock Incentive Plan.

Awards granted under the 2024 Stock Incentive Plan generally will not be transferable except as designated by the participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. However, the Compensation Committee has the discretion to permit the transfer of awards under the 2024 Stock Incentive Plan to immediate family members of participants, trusts and other entities established, as long as the transfers are made without value to the participant, and in each case, subject to applicable law. In no event may an award granted under the 2024 Stock Incentive Plan be sold, assigned or transferred to any third-party financial institution.

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Eligibility

Selected employees and directors of, and eligible service providers to, Landmark Bancorp and its subsidiaries are eligible to become participants in the 2024 Stock Incentive Plan. As of April 3, 2024 approximately 42 individuals were eligible to receive awards under the 2024 Stock Incentive Plan, including 30 employees and 12 directors. The Compensation Committee will determine the specific individuals who will be granted awards under the 2024 Stock Incentive Plan and the type and amount of any such awards.

Options

The Compensation Committee may grant incentive stock options and nonqualified stock options to purchase stock at a specified exercise price. Each award must be pursuant to an award agreement setting forth the provisions of the individual award. Awards of options must expire no later than 10 years from the date of grant (and no later than five years for incentive stock options granted to a person that beneficially owns 10% or more of the Landmark Bancorp’s common stock).

The exercise price for any option may not be less than the fair market value of Landmark Bancorp’s common stock on the date the option is granted. In addition, the exercise price of an incentive stock option granted to a person that beneficially owns 10% or more of Landmark Bancorp’s common stock at the time of grant may not be less than 110% of the fair market value of the stock on the date the option is granted. The exercise price of an option may, however, be higher or lower than the fair market value for an option granted in replacement of an existing award held by an employee or director of, or service provider to, a third party that is acquired by Landmark Bancorp or one of its subsidiaries.

The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to Landmark Bancorp as consideration for the grant of a replacement option with a lower exercise price, except as approved by Landmark Bancorp shareholders, as adjusted for corporate transactions described above, or in the case of options granted in replacement of existing awards granted under a predecessor plan.

Options awarded under the 2024 Stock Incentive Plan will be exercisable in accordance with the terms established by the Compensation Committee. Any incentive stock option granted under the 2024 Stock Incentive Plan that fails to continue to qualify as an incentive stock option will be deemed to be a nonqualified stock option and the Compensation Committee may unilaterally modify any incentive stock option to disqualify it as an incentive stock option. The full purchase price of each share of stock purchased upon the exercise of any option must be paid at the time of exercise of an option. As determined by the Compensation Committee, the exercise price of an option may be paid in cash, in shares of the Landmark Bancorp’s common stock (valued at fair market value as of the day of exercise), by net exercise, by other property deemed acceptable by the board or by irrevocably authorizing a third party to sell shares of the Landmark Bancorp’s common stock and remit a sufficient portion of the proceeds to Landmark Bancorp to satisfy the exercise price (sometimes referred to as a “cashless exercise”) or in any combination of the foregoing methods deemed acceptable by the Compensation Committee. In a net exercise, the person exercising the option does not pay any cash and the net number of shares received is equal in value to the number of shares as to which the option is being exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is fair market value.

Stock Appreciation Rights

SARs entitle the participant to receive cash or stock equal in value to, or based on the value of, the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee. Except as described below, the exercise price for a SAR may not be less than the fair market value of the stock on the date the SAR is granted. However, the exercise price may be higher or lower than fair market value for a SAR granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by Landmark Bancorp or one of its subsidiaries, or for SARs granted under a predecessor plan. SARs will be exercisable in accordance with the terms established by the Compensation Committee.

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Stock Awards

A stock award is a grant of shares of Landmark Bancorp’s common stock or a right to receive shares of Landmark Bancorp’s common stock, an equivalent amount of cash or a combination thereof in the future. Awards may include stock units, deferred stock units, bonus shares, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Compensation Committee. Any specific performance measures, performance objectives or period of service requirements may be set by the Compensation Committee in its discretion.

Forfeiture

Unless specifically provided to the contrary in the applicable award agreement, if a participant’s service is terminated for cause, any outstanding award held by the participant will be forfeited immediately and the participant will have no further rights under the award.

Further, except as otherwise provided by the Compensation Committee, if a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant in any agreement between the participant and Landmark Bancorp or a subsidiary, whether during or after the participant’s termination of service, the participant will forfeit or pay the following to Landmark Bancorp:

●	All outstanding awards granted to the participant under the 2024 Stock Incentive Plan, including awards that have become vested or exercisable;

●	Any shares held by the participant in connection with the 2024 Stock Incentive Plan that were acquired after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service;

●	The profit realized by the participant from the exercise of any stock options and SARs that the participant exercised after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service; and

●	The profit realized by the participant from the sale or other disposition of any shares received by the participant in connection with the 2024 Stock Incentive Plan after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service, where such sale or disposition occurs in such similar time period.

Change In Control

Unless otherwise provided in an award agreement, upon the occurrence of a change in control, all stock options and SARs under the 2024 Stock Incentive Plan then held by the participant will become fully exercisable immediately if, and all stock awards will become fully earned and vested immediately, if (i) the 2024 Stock Incentive Plan and respective award agreements are not the obligations of the successor entity following a change in control or (ii) the 2024 Stock Incentive Plan and respective award agreements are the obligations of the successor entity following a change in control and the participant incurs a termination of service without cause or for good reason within a 24-month period following the change in control. Notwithstanding the immediately preceding sentence, if the vesting of an award is conditioned upon the achievement of performance measures, then such vesting will be deemed achieved at target-level performance.

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For purposes of the 2024 Stock Incentive Plan, a “change in control” generally will be deemed to occur when (i) any person acquires the beneficial ownership of more than 50% of the common stock of Landmark Bancorp, except that the acquisition of an interest by a benefit plan sponsored by Landmark Bancorp or a corporate restructuring in which another member of Landmark Bancorp’s controlled group acquires such an interest generally will not be a change in control for purposes of the 2024 Stock Incentive Plan, (ii) during any 12-month period, a majority of the board members serving as of the 2024 Stock Incentive Plan’s effective date, or whose election was approved by a vote of a majority of the directors then in office, no longer serves as directors, (iii) Landmark Bancorp combines or merges with another company and, immediately after the combination, the stockholders of Landmark Bancorp immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the resulting company or (iv) the consummation of a complete liquidation or dissolution of, or an agreement for the disposition of two-thirds or more of the consolidated assets of, Landmark Bancorp occurs.

In the event an award under the 2024 Stock Incentive Plan constitutes “deferred compensation” for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the settlement or distribution of the award is triggered by a change in control, then such settlement or distribution will be subject to the event constituting the change in control also constituting a “change in control event” for purposes of Code Section 409A.

Amendment and Termination

Our board may at any time amend or terminate the 2024 Stock Incentive Plan or any award granted under the 2024 Stock Incentive Plan, but any amendment or termination generally may not impair the rights of any participant without the participant’s written consent. The board may not amend any provision of the 2024 Stock Incentive Plan to materially increase the original number of shares that may be issued under the 2024 Stock Incentive Plan (other than as provided in the 2024 Stock Incentive Plan), materially increase the benefits accruing to a participant or materially modify the requirements for participation in the 2024 Stock Incentive Plan without approval of Landmark Bancorp’s stockholders. However, the board may amend the 2024 Stock Incentive Plan at any time, retroactively or otherwise, to ensure that the 2024 Stock Incentive Plan complies with current or future law without stockholder approval, and the board may unilaterally amend the 2024 Stock Incentive Plan and any outstanding award, without participant consent, in order to avoid the application of, or to comply with, Code Section 409A.

Clawback Policy

All awards, amounts and benefits received under the 2024 Stock Incentive Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable clawback policy or any applicable law even if adopted after the 2024 Stock Incentive Plan becomes effective.

U.S. Federal Income Tax Considerations

The following is a summary of the current U.S. federal income tax consequences that may arise in conjunction with participation in the 2024 Stock Incentive Plan. The 2024 Stock Incentive Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions generally described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonqualified Stock Options. The grant of a nonqualified stock option generally will not result in taxable income to the participant. Except as described below, the participant generally will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares; and Landmark Bancorp generally will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

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Stock Appreciation Rights. The grant of a SAR generally will not result in taxable income to the participant. Upon exercise of a SAR, the fair market value of shares received generally will be taxable to the participant as ordinary income and Landmark Bancorp generally will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards. A participant who has been granted a stock award generally will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder generally will realize ordinary income in an amount equal to the then fair market value of those shares and Landmark Bancorp will generally be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, generally will also be compensation income to the participant and Landmark Bancorp will be entitled to a corresponding deduction.

Withholding of Taxes. Landmark Bancorp may withhold amounts from participants to satisfy withholding tax requirements. If permitted by the Compensation Committee, participants may have shares withheld from awards, may tender previously owned shares to Landmark Bancorp, or may have any compensation or other amounts payable to participant withheld to satisfy tax withholding requirements. The shares withheld from awards may not be used to satisfy more than the maximum individual statutory tax rate for each applicable tax jurisdiction or such lesser amount as may be established by Landmark Bancorp.

Change in Control. Any acceleration of the vesting or payment of awards under the 2024 Stock Incentive Plan in the event of a change in control in Landmark Bancorp may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by Landmark Bancorp.

Section 409A of the Code. To the extent applicable, it is intended that the 2024 Stock Incentive Plan and any grants made thereunder will comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2024 Stock Incentive Plan and any grants made under the 2024 Stock Incentive Plan will be administered and interpreted in a manner consistent with this intent.

The foregoing description of the 2024 Stock Incentive Plan is qualified in its entirety by reference to the full text of the 2024 Stock Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

No Tax Advice

The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the 2024 Stock Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2024 Stock Incentive Plan. Landmark Bancorp strongly encourages participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

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New Plan Benefits

The number and types of awards to be made pursuant to the 2024 Stock Incentive Plan is subject to the discretion of the Compensation Committee and is not determinable at this time.

Stockholder Vote Necessary For Approval of the 2024 Stock Incentive Plan

Approval of this proposal requires the affirmative vote of a majority of the present in person or by proxy at the annual meeting and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

We recommend that you vote to approve the 2024 Stock Incentive Plan by voting “FOR” this proposal.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the following information as of December 31, 2023 for (i) all compensation plans previously approved by Landmark Bancorp’s stockholders and (ii) all compensation plans not previously approved by Landmark Bancorp’ stockholders:

(a)	the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

(b)	the weighted-average exercise price of such outstanding options, warrants and rights; and

(c)	other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

EQUITY COMPENSATION PLAN INFORMATION
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(3) (c)
Equity compensation plans approved by stockholders	228,408	$20.58	55,849
Equity compensation plans not approved by stockholders	-0-	-0-	-0-
Total	228,408	$20.58	55,849

(1)	Reflects the number of underlying shares of our common stock associated with outstanding options granted under the 2015 Stock Incentive Plan, as adjusted for stock dividends. Outstanding restricted stock awards under Landmark’s equity compensation plans are not reflected in the table, in accordance with SEC rules.
(2)	Reflects the weight-average exercise price with respect to the exercise of outstanding options included in column (a). Restricted stock awards and restricted stock units are excluded as there is no exercise price for these awards.
(3)	Reflects the number of shares of our common stock available for future issuance under the 2015 Stock Incentive Plan, as adjusted for stock dividends. All of the shares available for issuance under the 2015 Stock Incentive Plan may be issued in connection with options, rights, restricted stock or other stock-based awards.

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PROPOSAL 3 – RATIFICATION OF CROWE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Crowe LLP served as our independent registered public accounting firm for the year ended December 31, 2023. Stockholders will be asked to ratify the appointment of Crowe LLP as our independent registered public accounting firm for 2024. If the appointment of Crowe LLP is not ratified, the matter of the appointment of our independent registered public accounting firm will be considered by the Audit Committee. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Crowe LLP are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. We recommend that you vote “FOR” the ratification of Crowe LLP to serve as our independent registered public accounting firm.

Accountant Fees

Audit Fees. The aggregate amounts of audit fees billed by Crowe LLP for 2023 and 2022 were $599,142 and $552,234, respectively, for its audit of our annual financial statements for 2023 and 2022 and its required reviews of our unaudited interim financial statements included in our quarterly reports filed during 2023 and 2022. The audits included an audit of our internal controls over financial reporting.

Audit-Related Fees. The aggregate amounts of audit-related fees billed by Crowe LLP for 2023 and 2022 were $24,360 and $46,000, respectively, for professional services relating to its audits of our compliance with certain U.S. Department of Housing and Urban Development requirements and Landmark Risk Management, Inc.

Tax Fees. The aggregate amounts of tax related services billed by Crowe LLP for 2023 and 2022 were $8,633 and $7,500, respectively, for professional services rendered for tax compliance, tax advice and tax planning, such as assistance with the preparation of our tax return and guidance with respect to estimated tax payments relating to Landmark Risk Management, Inc.

All Other Fees. The aggregate amounts of all other fees billed by Crowe LLP for 2023 and 2022 were $0 in both years.

The Audit Committee, after consideration of these matters, does not believe that the rendering of these services by Crowe LLP is incompatible with maintaining its independence as our principal accountant.

Audit Committee Pre-Approval Policy

Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. We have adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent registered public accounting firm. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the Security and Exchange Commission’s rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by Crowe LLP for up to twelve months from the date of the pre-approval. All of the services referred to above for 2023 were pre-approved by the Audit Committee.

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Important Notice Regarding the Availability of Proxy Material for the Stockholder Meeting to be Held on May 22, 2024

Full copies of the proxy statement, the proxy card and other materials for the annual meeting are available on the internet at www.landmarkbancorpinc.com. Stockholders will receive a full set of these materials through the mail from us or from your broker.

By order of the Board of Directors

/s/ Patrick L. Alexander

Patrick L. Alexander
Chairman of the Board of Directors

Manhattan, Kansas
April 18, 2024

ALL STOCKHOLDERS ARE URGED TO SIGN

AND MAIL THEIR PROXIES OR VOTE BY TELEPHONE OR INTERNET PROMPTLY

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Appendix A

LANDMARK BANCORP, INC.
2024 STOCK INCENTIVE PLAN

Article 1
INTRODUCTION

Section 1.1 Purpose, Effective Date, and Term. The purpose of this Landmark Bancorp, Inc. 2024 Stock Incentive Plan is to: (a) promote the growth, profitability and long-term financial success of the Company and its Subsidiaries; (b) incentivize employees, directors and service providers of the Company and its Subsidiaries to achieve long-term corporate objectives; (c) attract and retain employees, directors and service providers who can and do contribute to such financial success, and to further align their interests with those of the Stockholders; and (d) provide such individuals with an opportunity to acquire Shares of the Company’s common stock. The “Effective Date” of the Plan is May 22, 2024, the date of the approval of the Plan by the Stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted after the ten (10)-year anniversary of the Effective Date.

Section 1.2 Participation. Each employee and director of, and service provider to, the Company and each Subsidiary who is granted, and currently holds, an Award in accordance with the provisions of the Plan shall be a “Participant” in the Plan. Award recipients shall be limited to employees and directors of, and service providers (with respect to which issuances of securities may be registered under Form S-8) to, the Company and its Subsidiaries; provided, however, that an Award (other than an Award of an ISO) may be granted to an individual prior to the date on which he or she first performs services as an employee, director, or service provider; provided, that such Award shall not become vested prior to the date such individual commences such services.

Section 1.3 Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

Article 2
AWARDS

Section 2.1 General. Any Award may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one (1) Award held by a Participant cancels another Award held by the Participant. Each Award shall be subject to the provisions of the Plan and such additional provisions as the Committee may provide with respect to such Award and as may be evidenced in the Award Agreement. Subject to the provisions of Section 3.4(b) and Code Section 409A, an Award may be granted as an alternative to or replacement of an existing Award or an award under any other plan of the Company or a Subsidiary, the Predecessor Plan, or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or a Subsidiary, including the plan of any entity acquired by the Company or a Subsidiary. The types of Awards that may be granted include the following:

(a) Stock Options. A stock option represents the right to purchase Shares at an exercise price established by the Committee. Any stock option may be either an ISO or a nonqualified stock option that is not intended to be an ISO. No ISOs may be (i) granted after the ten (10)-year anniversary of the earlier of the date the Board adopted the Plan and the Effective Date, or (ii) granted to a non-employee. To the extent the aggregate Fair Market Value (determined at the time of grant) of Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year under all plans of the Company and its Subsidiaries exceeds one hundred thousand dollars ($100,000), the stock options or portions thereof that exceed such limit shall be treated as nonqualified stock options. Unless otherwise specifically provided by the Award Agreement, any stock option granted under the Plan shall be a nonqualified stock option. All or a portion of any ISO granted under the Plan that does not qualify as an ISO for any reason shall be deemed to be a nonqualified stock option. In addition, any ISO granted under the Plan may be unilaterally modified by the Committee to disqualify such stock option from ISO treatment such that it shall become a nonqualified stock option.

A-1

(b) Stock Appreciation Rights. A stock appreciation right (an “SAR”) is a right to receive, in cash, Shares or a combination of both (as shall be reflected in the respective Award Agreement), an amount equal to or based upon the excess of (i) the Fair Market Value at the time of exercise of the SAR over (ii) an exercise price established by the Committee.

(c) Stock Awards. A stock award is a grant of Shares or a right to receive Shares (or their cash equivalent or a combination of both, as shall be reflected in the respective Award Agreement, excluding Awards designated as stock options or SARs by the Committee) based on the satisfaction of such conditions as may be established by the Committee. Such Awards may include bonus shares, performance shares, stock units, performance units, restricted stock, restricted stock units, deferred stock units or any other equity-based Award as determined by the Committee.

Section 2.2 Exercise of Stock Options and SARs. A stock option or SAR shall be exercisable in accordance with such provisions as may be established by the Committee; provided, however, that a stock option or SAR shall expire no later than ten (10) years after its grant date (five (5) years in the case of an ISO with respect to a 10% Stockholder). The exercise price of each stock option and SAR shall be not less than one hundred percent (100%) of the Fair Market Value on the grant date (or, if greater, the par value of a Share); provided, however, that the exercise price of an ISO shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date in the case of a 10% Stockholder; and provided, further, that, to the extent permitted under Code Section 409A, and subject to Section 3.4(b), the exercise price may be higher or lower in the case of stock options and SARs granted in replacement of existing awards held by an employee, director, or service provider granted by an acquired entity or under any other plan of the Company or a Subsidiary, including the Predecessor Plan. The payment of the exercise price of a stock option shall be by cash or, subject to limitations imposed by applicable law, by any of the following means unless otherwise determined by the Committee from time to time: (a) by tendering, either actually or by attestation, Shares acceptable to the Committee and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell Shares acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (c) by payment through a net exercise such that, without the payment of any funds, the Participant may exercise the option and receive the net number of Shares equal in value to (i) the number of Shares as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on the date of exercise) less the exercise price, and the denominator of which is such Fair Market Value (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); (d) by personal, certified, or cashiers’ check; (e) by other property deemed acceptable by the Committee; or (f) by any combination thereof.

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Section 2.3 Dividends and Dividend Equivalents. Any Award (other than ISOs, or stock options or SARs intending to constitute exempt stock rights under Code Section 409A) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award, which payments may be made currently or credited to an account for the Participant, may be settled in cash or Shares, and may be subject to terms or provisions similar to the underlying Award or such other terms and conditions as the Committee may deem appropriate.

Section 2.4 Forfeiture of Awards. Unless specifically provided to the contrary in an Award Agreement, upon notification of Termination of Service for Cause, any outstanding Award held by a Participant, whether vested or unvested, shall terminate immediately, such Award shall be forfeited, and the Participant shall have no further rights thereunder.

Section 2.5 Deferred Compensation. The Plan is, and all Awards are, intended to be exempt from (or, in the alternative, to comply with) Code Section 409A, and each shall be construed, interpreted, and administered accordingly. The Company does not guarantee that any benefits that may be provided under the Plan will satisfy all applicable provisions of Code Section 409A. If any Award would be considered “deferred compensation” under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the applicable Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee of the Plan or an Award Agreement pursuant to this Section 2.5 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award shall be deemed to constitute the Participant’s acknowledgment of, and consent to, the rights of the Committee under this Section 2.5, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of the Plan or pursuant to an Award Agreement shall not be applicable to an Award that is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Article 3
SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The Shares with respect to which Awards may be granted shall be Shares currently authorized but unissued, currently held, or, to the extent permitted by applicable law, subsequently acquired by the Company, including Shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of Shares that may be delivered under the Plan shall be 500,000 (all of which may be granted as ISOs and all of which may be granted as full value awards). The maximum number of Shares available for delivery under the Plan (including the number that may be granted as ISOs) and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4. For purposes of this Section 3.2, tandem Awards shall not be double-counted and Awards payable solely in cash shall not be counted. As of the Effective Date, no new awards shall be granted under the Predecessor Plan; provided, however, for the avoidance of doubt, that all existing awards granted under such Predecessor Plan prior to the Effective Date will remain in full force and effect and will continue to be governed by the terms of the Predecessor Plan and the award agreements thereunder.

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(b) Reuse of Shares.

(i) Except as otherwise provided under this Section 3.2(b), to the extent any Shares covered by an Award under the Plan, or an award under the Predecessor Plan, are not delivered to a Participant or beneficiary for any reason, including because such award is forfeited (including unvested stock awards), canceled, or settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and shall again become eligible for delivery under the Plan.

(ii) With respect to SARs that are settled in Shares, the full number of covered Shares set forth in the Award Agreement shall be counted for purposes of determining the maximum number of Shares available for delivery under the Plan.

(iii) If the exercise price of any stock option granted under the Plan is satisfied by tendering Shares to the Company (whether by actual delivery or by attestation and whether or not such surrendered Shares were acquired pursuant to an award) or by the net exercise of the award, the full number of covered Shares set forth in the Award Agreement shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

(iv) If the withholding tax liabilities arising from an Award are satisfied by the tendering of Shares to the Company (whether by actual delivery or by attestation and whether or not such tendered Shares were acquired pursuant to an award) or by the withholding of or reduction of Shares by the Company, the full number of covered Shares set forth in the Award Agreement shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

Section 3.3 Limitations on Grants to Director Participants. With respect to any Award to a Director Participant:

(a) Stock Options and SARs. The maximum number of Shares that may be subject to stock options or SARs granted to any individual Director Participant during any calendar year shall be 25,000.

(b) Stock Awards. The maximum number of Shares that may be subject to stock awards that are granted to any individual Director Participant during any calendar year shall be 25,000.

(d) Cash-Based Director Fees. The foregoing limitations shall not apply to cash-based director fees that the Director elects to receive in the form of Shares or Share-based units equal in value to the cash-based director fees.

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Section 3.4 Corporate Transactions; No Repricing.

(a) Adjustments. To the extent permitted under Code Section 409A, and to the extent applicable, in the event of a corporate transaction involving the Company or the Shares (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar event which the Committee determines affects the Shares such that an adjustment pursuant to this Section 3.4 is appropriate to prevent the enlargement or dilution of rights), all outstanding Awards, the number of Shares available for delivery under the Plan under Section 3.2, and each of the specified limitations set forth in Section 3.3 shall be adjusted automatically to proportionately and uniformly reflect such transaction; provided, however, that, subject to Section 3.4(b) and Code Section 409A, the Committee may otherwise adjust Awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the Awards and the Plan. Action by the Committee under this Section 3.4(a) may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding stock options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include (A) replacement of an Award with another award that the Committee determines has comparable value and that is based on stock of a company resulting from a corporate transaction, and (B) cancellation of an Award in return for cash payment of the current value of the Award, determined as though the Award were fully vested at the time of payment; provided, that in the case of a stock option or SAR, the amount of such payment shall be the excess of the value of the stock subject to the option or SAR at the time of the transaction over the exercise price; and provided, further, that no such payment shall be required in consideration for the cancellation of the Award if the exercise price is greater than the value of the stock at the time of such corporate transaction).

(b) No Repricing. Notwithstanding any provision of the Plan to the contrary, no adjustment or reduction of the exercise price of any outstanding stock option or SAR in the event of a decline in Stock price shall be permitted without approval by the Stockholders or as otherwise expressly provided under Section 3.4(a). The foregoing prohibition includes (i) reducing the exercise price of outstanding stock options or SARs, (ii) cancelling outstanding stock options or SARs in connection with the granting of stock options or SARs with a lower exercise price to the same individual, (iii) cancelling stock options or SARs with an exercise price in excess of the current Fair Market Value in exchange for a cash or other payment, and (iv) taking any other action that would be treated as a repricing of a stock option or SAR under the rules of the primary securities exchange or similar entity on which the Shares are listed.

Section 3.5 Delivery of Shares. Delivery of Shares or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any provision of the Plan to the contrary, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(b) No Certificates Required. To the extent that the Plan provides for the delivery of Shares, the delivery may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

Article 4
CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or in any Award Agreement, at the time of a Change in Control:

(a) Subject to any forfeiture and expiration provisions otherwise applicable to the respective Awards, all stock options and SARs under the Plan then held by the Participant shall become fully exercisable immediately if, and all stock awards under the Plan then held by the Participant shall become fully earned and vested immediately if,

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(i) the Plan and the respective Award Agreements are not the obligations of the entity, whether the Company, a successor thereto, or an assignee thereof, that conducts following a Change in Control substantially all of the business conducted by the Company and its Subsidiaries immediately prior to such Change in Control; or

(ii) the Plan and the respective Award Agreements are the obligations of the entity, whether the Company, a successor thereto, or an assignee thereof, that conducts following a Change in Control substantially all of the business conducted by the Company and its Subsidiaries immediately prior to such Change in Control, and the Participant incurs a Termination of Service by the Company without Cause or by the Participant for Good Reason within twenty-four (24) months following such Change in Control.

(b) Notwithstanding the foregoing provisions of this Section 4.1, with respect to an Award that is subject to one or more performance objectives, upon the occurrence of any of the conditions set forth in Section 4.1(a)(i) or Section 4.1(a)(ii), such performance objectives shall be deemed achieved at target level performance.

Section 4.2 Definition of Change in Control.

(a) “Change in Control” means the first to occur of the following:

(i) The consummation of the acquisition by any “person” (as such term is defined in Section 13(d) or 14(d) of the Exchange Act) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding Voting Securities of the Company;

(ii) During any twelve (12)-month period, the individuals who, as of the Effective Date, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of a majority of the Board, in which case such new director shall, for purposes of the Plan, be considered as a member of the Board; or

(iii) The consummation by the Company of: (A) a merger or consolidation if the Company’s stockholders immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding Voting Securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Voting Securities of the Company outstanding immediately before such merger or consolidation; or (B) a complete liquidation or dissolution of, or an agreement for the sale or other disposition of all or substantially all of the assets of, the Company.

(b) Notwithstanding any provision in the foregoing definition of a Change in Control to the contrary, a Change in Control shall not be deemed to occur solely because more than fifty percent (50%) of the combined voting power of the then outstanding Voting Securities of the Company are acquired by (i) a trustee or other fiduciary holding securities under one (1) or more employee benefit plans maintained by the Company or any Subsidiary, or (ii) any entity that, immediately prior to such acquisition, is owned directly or indirectly by the Stockholders in the same proportion as their ownership of Stock immediately prior to such acquisition.

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Notwithstanding anything in this Change in Control definition to the contrary, in the event that any amount or benefit under the Plan constitutes Deferred Compensation and the settlement of or distribution of such amount or benefit is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a “change in control event” (as defined in Code Section 409A).

Article 5
COMMITTEE

Section 5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Article 5. The Committee shall be selected by the Board; provided, that the Committee shall consist of two (2) or more members of the Board, each of whom is a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act), and an “independent director” (within the meaning of the rules of the securities exchange that then constitutes the principal listing for the Stock), in each case to the extent required by the Exchange Act or the applicable rules of the securities exchange which then constitutes the principal listing for the Stock, respectively. Subject to the applicable rules of any securities exchange or similar entity, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the other provisions of the Plan and the following:

(a) The Committee shall have the authority and discretion to select from among the Company’s and the Subsidiary’s employees, directors, and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms of Awards, to cancel or suspend Awards, and to reduce or eliminate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b) The Committee shall have the authority and discretion to interpret the Plan and all Award Agreements, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee shall have the authority to define terms not otherwise defined in the Plan.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan shall be final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and to all applicable law.

(f) Subject to Section 6.1 and as permitted under Code Section 409A, amend any outstanding Award Agreement in any respect, including, without limitation, to:

(i) accelerate the time or times at which the Award becomes vested or unrestricted (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award);

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(ii) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award);

(iii) waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions; and

(iv) reflect a change in the Participant’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities or changes between employee, director, or service provider status).

(g) Determine at any time whether, to what extent and under what circumstances and the method or methods:

(i) Awards may be settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award, including the effect on any repayment provisions under the Plan or Award Agreement);

(ii) Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant thereof or of the Committee;

(iii) to the extent permitted under applicable law, loans (whether or not secured by Shares) may be extended by the Company with respect to any Awards; and

(iv) Awards may be settled by the Company, any of its Subsidiaries or affiliates or any of their designees.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of any securities exchange or similar entity, the Plan, the charter of the Committee, or as necessary to comply with the exemptive provisions of Rule 16b-3 of the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one (1) or more of its members and may delegate all or any part of its responsibilities and powers under the Plan to any person or persons selected by it. The acts of such delegates shall be treated under the Plan as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and each Subsidiary shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties under the Plan. The records of the Company and each Subsidiary as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment, and compensation shall be conclusive with respect to all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan shall furnish the Committee such evidence, data, or information as the Committee considers desirable to carry out the terms of the Plan.

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Section 5.5 Expenses and Liabilities. All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan or any Award Agreement shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, or other persons in connection with the administration and interpretation of the Plan, and the Company, and its officers and directors, shall be entitled to rely upon the advice, opinions, and valuations of any such persons.

Article 6
AMENDMENT AND TERMINATION

Section 6.1 General. Unless otherwise determined by the Board (or otherwise required by the terms of the Plan), Stockholder approval of any amendment to or termination of the Plan will be obtained only to the extent necessary to comply with any applicable laws, regulations, or rules of a securities exchange on which the Shares are traded or self-regulatory agency, and, subject to the foregoing, the Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement; provided, however, that no amendment or termination may (except as provided in Section 2.5, Section 3.4, Section 6.2 or as otherwise provided herein), in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any Award granted prior to the date such amendment or termination is adopted by the Board; and provided, further, that no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities that may be delivered under the Plan other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) immediately above is approved by the Stockholders.

Section 6.2 Amendment to Conform to Law. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any applicable law. By accepting an Award, the Participant shall be deemed to have acknowledged and consented to any amendment to an Award made pursuant to this Section 6.2, Section 2.5, Section 3.4, or as otherwise provided herein, without further consideration or action.

Article 7
GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. No person shall by reason of participation in the Plan acquire any right in or title to any assets, funds, or property of the Company or any Subsidiary, including any specific funds, assets, or other property that the Company or a Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, distributable in accordance with the provisions of the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan or an Award Agreement shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to provide any benefits to any person.

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(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant shall not give any person the right to be retained in the service of the Company or a Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the Plan. No individual shall have the right to be selected to receive an Award, or, having been so selected, to receive a future Award.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award shall confer upon the holder thereof any rights as a Stockholder prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise provided by the Committee, Awards are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. The Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be limited to immediate family members of Participants, trusts, partnerships, limited liability companies, and other entities that are permitted to exercise rights under Awards in accordance with Form S-8, and in each case, subject to applicable law; and provided, further, that such transfers shall not be made for value to the Participant and in no event shall any Award be sold, assigned, or transferred to any third-party financial institution.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee, and the members thereof shall not have any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of the Plan by the Board nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable.

Section 7.5 Award Agreement. Each Award shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be made available to the Participant, and the Committee may require that the Participant sign a copy of the Award Agreement.

Section 7.6 Form and Time of Elections. Unless otherwise specified in the Plan, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such terms or conditions, not inconsistent with the provisions of the Plan, as the Committee may require.

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Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information that the person acting on it considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

Section 7.8 Tax Withholding. All distributions under the Plan shall be subject to withholding of all applicable taxes and the Committee may condition the delivery of any Shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (a) through cash payment by the Participant; (b) through the surrender of Shares that the Participant already owns, (c) through the surrender of Shares to which the Participant is otherwise entitled under the Plan, or (d) through the withholding of any compensation or any other amounts payable to the Participant; provided, however, that except as otherwise specifically provided by the Committee, such Shares under clause (c) may not be used to satisfy more than the maximum individual statutory tax rate for each applicable tax jurisdiction or such lesser amount as may be established by the Company.

Section 7.9 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company.

Section 7.10 Indemnification. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee or the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability, or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her (provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf), unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.11 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional Shares shall be delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Shares, or other property shall be delivered or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.12 Governing Law. The Plan, all Awards, and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.

Section 7.13 Benefits under Other Plans. Except as otherwise provided by the Committee, Awards granted to a Participant (including the grant and the receipt of benefits) shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any qualified retirement plan, nonqualified plan, and any other benefit plan maintained by the Participant’s employer.

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Section 7.14 Validity. If any provision of the Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.15 Notice. Unless provided otherwise in an Award Agreement or policy adopted from time to time by the Committee, all communications to the Company provided for in the Plan, or any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two (2)-day delivery) or by prepaid overnight courier to the Company at the address set forth below:

Landmark Bancorp, Inc.

Attention: Corporate Secretary

701 Poyntz Avenue

Manhattan, Kansas 66502

Such communications shall be deemed given:

(a) In the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; and

(b) In the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail;

provided, however, that in no event shall any communication be deemed to be given later than the date it is actually received, provided it is actually received. In the event a communication is not received, it shall be deemed received only upon the showing of an original of the applicable receipt, registration, or confirmation from the applicable delivery service provider. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s senior human resources officer and corporate secretary.

Section 7.16 Clawback Policy. Any Award, amount, or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback, or other similar action in accordance with any applicable Company clawback policy (the “Policy”) or any applicable law. A Participant’s receipt of an Award shall be deemed to constitute the Participant’s acknowledgment of and consent to the Company’s application, implementation, and enforcement of (i) the Policy and any similar policy established by the Company, whether adopted prior to or following the making of any Award and (ii) any provision of applicable law relating to cancellation, rescission, payback, or recoupment of compensation, as well as the Participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy, and applicable law, without further consideration or action.

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Section 7.17 Breach of Restrictive Covenants. Except as otherwise provided by the Committee, notwithstanding any provision of the Plan to the contrary, if the Participant breaches a confidentiality, non-competition, non-solicitation, non-disclosure, non-disparagement, or other restrictive covenant set forth in an Award Agreement or any other agreement between the Participant and the Company or a Subsidiary, whether before or after the Participant’s Termination of Service, in addition to and not in limitation of any other rights, remedies, damages, penalties or restrictions available to the Company under the Plan, an Award Agreement, any other agreement between the Participant and the company or a Subsidiary, or otherwise at law or in equity, the Participant shall forfeit or pay to the Company:

(a) Any and all outstanding Awards granted to the Participant, including Awards that have become vested or exercisable;

(b) Any Shares held by the Participant in connection with the Plan that were acquired by the Participant after the Participant’s Termination of Service and within the twelve (12)-month period immediately preceding the Participant’s Termination of Service;

(c) The profit realized by the Participant from the exercise of any stock options and SARs that the Participant exercised after the Participant’s Termination of Service and within the twelve (12)-month period immediately preceding the Participant’s Termination of Service, which profit is the difference between the exercise price of the stock option or SAR and the Fair Market Value of any Shares or cash acquired by the Participant upon exercise of such stock option or SAR; and

(d) The profit realized by the Participant from the sale, or other disposition for consideration, of any Shares received by the Participant in connection with the Plan after the Participant’s Termination of Service, and within the twelve (12)-month period immediately preceding the Participant’s Termination of Service where such sale or disposition occurs in such similar time period.

Unless the applicable Award Agreement expressly displaces or limits the Company’s rights under this Section 7.17 with a reference to the same, any forfeiture provision contained in an Award Agreement shall be construed as an additional, non-exclusive remedy in the event of the Participant’s breach of a restrictive covenant.

Section 7.18 Data Privacy. By accepting an Award, to the extent permitted by applicable law, the Participant shall be deemed to consent to the collection, use and transfer, in electronic or other form, of the Participant’s personal data by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in this Plan. The Company and its Subsidiaries may hold certain personal information about Participants, including, but not limited to, a Participant’s name, address, telephone number, birth date, social security, insurance number or other identification numbers, salary, nationality, job title(s), Shares held in the Company or its affiliates and Award details, to implement, manage and administer this Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in this Plan, and the Company and its Subsidiaries may transfer the Data to third parties recipients assisting in implementation, administration and management of the Plan. By accepting an Award, the Participant authorizes the recipients of such Data to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in this Plan. Furthermore, the Participant acknowledges and understands that the transfer of Data to the Company or to any third parties is necessary for the Participant’s participation in this Plan. A Participant may view Data, request information about the storage and processing of Data, request any corrections to Data, or withdraw the consents herein (in any case, without cost to the Participant) by providing notice to the Company in writing. The withdrawal of any consent by a Participant may affect the Participant’s participation in the Plan. The Participant may contact the Company for further information about the consequences of any withdrawal of consents herein.

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Section 7.19 Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (a) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award thereunder (including without limitation, prospectuses and other securities requirements) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

Article 8
DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained in the Plan, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns Voting Securities of the Company possessing more than ten percent (10%) of the total combined voting power of the Voting Securities of the Company.

(b) “Award” means an award under the Plan.

(c) “Award Agreement” means the document that evidences the terms and conditions of an Award. Such document shall be referred to as an agreement regardless of whether a Participant’s signature is required. Each Award Agreement shall be subject to the terms and conditions of the Plan, and, if there is any conflict between the Award Agreement and the Plan, the Plan shall control.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” has the meaning set forth for such term (or a similar term) in the Participant’s employment or change in control agreement (or other similar agreement) with the Company or a Subsidiary; or, if the Participant’s agreement lacks such definition or the Participant has not entered into such an agreement, “Cause” means: (i) any act by the Participant of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or a Subsidiary; (ii) the Participant’s willful violation of any law, rule, or regulation in connection with the performance of a Participant’s duties to the Company or a Subsidiary (other than traffic violations or similar offenses); (iii) the Participant’s willful or negligent failure to perform the Participant’s duties or obligations to the Company or a Subsidiary in any material respect; (iv) the Participant’s conviction of, or plea of nolo contendere to, a crime of embezzlement or fraud or any felony under the laws of the United States or any state thereof; (v) the Participant’s breach of fiduciary responsibility; (vi) an act of dishonesty by the Participant that is injurious to the Company or a Subsidiary; (vii) the Participant’s engagement in one (1) or more unsafe or unsound banking practices that has, or is reasonably expected to have, a adverse effect on the Company or a Subsidiary; (viii) the Participant’s removal or permanent suspension from banking pursuant to Section 8(e) of the Federal Deposit Insurance Act, as may be amended, or any other applicable state or federal law; (ix) an act or omission by the Participant that leads to a harm (financial or reputational or otherwise) to the Company or a Subsidiary; or (x) a material breach by the Participant of Company policies as may be in effect from time to time.

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Further, a termination for Cause shall be deemed to have occurred if, within twelve (12) months following the termination, facts and circumstances arising during the course of such employment are discovered that would have warranted a termination for Cause.

Further, all rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Board or its designee or during any negotiations between the Board or its designee and the Participant regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of “Cause”, and any such suspension shall not give rise to a claim of Good Reason by the Participant.

(f) “Change in Control” has the meaning set forth in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986.

(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations, and guidance promulgated thereunder.

(i) “Committee” means the Committee acting under Article 5, and in the event a Committee is not currently appointed, the Board.

(j) “Company” means Landmark Bancorp, Inc., a Delaware corporation.

(k) “Data” has the meaning set forth in Section 7.18.

(l) “Deferred Compensation” has the meaning set forth in Section 2.5.

(m) “Director Participant” means a Participant who is a member of the Board or the board of directors of a Subsidiary.

(n) “Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than twelve (12) months, or is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health plan covering the Company’s or a Subsidiary’s employees.

(o) “Effective Date” has the meaning set forth in Section 1.1.

(p) “Exchange Act” means the Securities Exchange Act of 1934.

(q) “Fair Market Value” means, as of any date, the officially-quoted closing selling price of the Shares on such date on the principal national securities exchange on which Shares are listed or admitted to trading or, if there have been no sales with respect to Shares on such date, such price on the most immediately preceding date on which there have been such sales, or if the Shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Committee in good faith and, to the extent required, in accordance with Code Section 409A and Code Section 422.

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(r) “Form S-8” means a Registration Statement on Form S-8 promulgated by the U.S. Securities and Exchange Commission or any successor thereto.

(s) “Good Reason” has the meaning set forth for such term (or a similar term) in the Participant’s employment or change in control agreement (or other similar agreement) with the Company or a Subsidiary; or, if the Participant’s agreement lacks such definition or the Participant has not entered into such an agreement, “Good Reason” means the occurrence of any one (1) of the following events, unless the Participant agrees in writing that such event shall not constitute Good Reason:

(i) A material, adverse change in the nature, scope, or status of the Participant’s position, authorities, or duties from those in effect immediately prior to the applicable Change in Control;

(ii) A material reduction in the Participant’s aggregate compensation or benefits in effect immediately prior to the applicable Change in Control; or

(iii) Relocation of the Participant’s primary place of employment of more than twenty-five (25) miles from the Participant’s primary place of employment immediately prior to the applicable Change in Control, or a requirement that the Participant engage in travel that is materially greater than prior to the applicable Change in Control.

Notwithstanding any provision of this definition to the contrary, prior to the Participant’s Termination of Service for Good Reason, the Participant must give the Company written notice of the existence of any condition set forth in clause (i) – (iii) immediately above within ninety (90) days of its initial existence and the Company shall have thirty (30) days from the date of such notice in which to cure the condition giving rise to Good Reason, if curable. If, during such thirty (30)-day period, the Company cures the condition giving rise to Good Reason, the condition shall not constitute Good Reason. Further notwithstanding any provision of this definition to the contrary, in order to constitute a termination for Good Reason, such termination must occur within twelve (12) months of the initial existence of the applicable condition.

(t) “ISO” means a stock option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b).

(u) “Participant” has the meaning set forth in Section 1.2.

(v) “Plan” means the Landmark Bancorp, Inc. 2024 Stock Incentive Plan, as may be amended from time to time.

(w) “Policy” has the meaning set forth in Section 7.16.

(x) “Predecessor Plan” means the Landmark Bancorp, Inc. 2015 Stock Incentive Plan, as may be amended from time to time.

(y) “SAR” has the meaning set forth in (a).

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(z) “Securities Act” means the Securities Act of 1933.

(aa) “Share” means a share of Stock.

(bb) “Stockholders” means the stockholders of the Company.

(cc) “Stock” means the common stock of the Company, $0.01 per share.

(dd) “Subsidiary” means any corporation or other entity that would be a “subsidiary corporation,” as defined in Code Section 424(f), with respect to the Company.

(ee) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an employee and director of, and service provider to, the Company and each Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.

(iii) The Participant’s cessation as an employee or service provider shall not be deemed to occur if such Participant continues to serve as a director of the Company or a Subsidiary immediately following such cessation.

(iv) The Participant’s cessation as a director shall not be deemed to occur if such Participant continues to serve as an employee or service provider of the Company or a Subsidiary immediately following such cessation.

(v) If, as a result of a sale or other transaction, the Subsidiary for whom the Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an employee or director of, or service provider to, the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(vi) A service provider, other than an employee or director, whose services to the Company or a Subsidiary are governed by a written agreement with such service provider shall cease to be a service provider at the time the provision of service under such written agreement ends (without renewal); and such a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider shall cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or a Subsidiary.

(vii) Notwithstanding the foregoing, in the event that any Award constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “separation from service,” as defined in Code Section 409A.

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(ff) “Voting Securities” means any securities that ordinarily possess the power to vote in the election of directors without the happening of any precondition or contingency.

Section 8.2 In the Plan, unless otherwise stated, the following uses apply:

(a) Actions permitted under the Plan may be taken at any time in the actor’s reasonable discretion;

(b) References to a statute or law shall refer to the statute or law and any amendments and any successor statutes or laws, and to all regulations promulgated under or implementing the statute or law, as amended, or its successors, as in effect at the relevant time;

(c) In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until,” and “ending on” (and the like) mean “to and including”;

(d) References to a governmental or quasi-governmental agency, authority, or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority, or instrumentality;

(e) Indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;

(f) The words “include,” “includes,” and “including” mean “include, without limitation,” “includes, without limitation,” and “including, without limitation,” respectively;

(g) All references to articles and sections are to articles and sections in the Plan unless otherwise specified;

(h) All words used shall be construed to be of such gender or number as the circumstances and context require;

(i) The captions and headings of articles and sections appearing in the Plan have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions;

(j) Any reference to an agreement, plan, policy, form, document, or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document, or set of documents, shall mean such agreement, plan, policy, form, document, or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) All accounting terms not specifically defined in the Plan shall be construed in accordance with GAAP.

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LANDMARK BANCORP, INC.

VOTE

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed under Proposal 1, and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Mark J. Kohlrus	☐	☐	☐
02 - Sandra J. Moll	☐	☐	☐
03 - Wayne R. Sloan	☐	☐	☐

4. In accordance with their discretion, upon all other matters that may properly come before the meeting and any adjournments or postponements of the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: PLEASE DATE THIS PROXY CARD AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X

03ZN0A

The 2024 Annual Meeting of Stockholders of Landmark Bancorp, Inc. will be held on Wednesday, May 22, 2024 at 2:00 P.M. Central Time, virtually via the internet at meetnow.global/MNHJYVJ.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important Notice Regarding the Availability of Proxy Material for the Stockholder Meeting to Be Held on May 22, 2024.
Full copies of the proxy statement, the proxy card, the annual report and other materials for the annual meeting are available on the internet at www.edocumentview.com/LARK and http://investor.banklandmark.com/reports-and-ownership/annual-meeting-materials. Stockholders will receive a full set of these materials through the mail from Computershare on behalf of Landmark Bancorp, Inc. or from your broker.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — LANDMARK BANCORP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF LANDMARK BANCORP, INC. TO BE HELD MAY 22, 2024

The stockholder(s) hereby appoint(s) Mark A. Herpich and Michael E. Scheopner, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the stockholder(s), to vote, as designated on the reverse side of this proxy, the number of shares of common stock that the stockholder(s) would be entitled to vote if then personally present at the annual meeting of stockholders of Landmark Bancorp, Inc., to be held on Wednesday, May 22, 2024, at 2:00 p.m., Central Time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.